UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Shift4 Payments, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply)

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Shift4 Payments, Inc.

NOTICE & PROXY STATEMENT

Annual Meeting of Stockholders

June 10, 2022

12:00 p.m. (Eastern time)

SHIFT4 PAYMENTS, INC.

2202 N. IRVING ST.

ALLENTOWN, PENNSYLVANIA 18109

April 28, 2022

To Our Stockholders:

You are cordially invited to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Shift4 Payments, Inc. at 12:00 p.m. Eastern time, on Friday, June 10, 2022. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Please see the section called “Who can attend the Annual Meeting?” on page 3 of the proxy statement for more information about how to attend the meeting online.

Whether or not you attend the Annual Meeting online, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote online, even if you have previously submitted your proxy.

Thank you for your support.

Sincerely,

Jared Isaacman

Founder, Chief Executive Officer and Chairman of the Board of Directors

Page

Certain Definitions	ii

Notice of Annual Meeting of Stockholders To Be Held Friday, June 10, 2022	iii

Proxy Statement	1

Questions and Answers About the 2022 Annual Meeting of Stockholders	3

Proposals To Be Voted On	8

i

CERTAIN DEFINITIONS

In connection with the closing of our initial public offering of Class A common stock on June 4, 2020 (the “IPO”), we effected certain organizational transactions which we refer to as the “Transactions.” As used in the accompanying proxy statement, unless otherwise indicated, references to:

•

“we,” “us,” “our,” the “Company,” “Shift4” and similar references refer: (1) Shift4 Payments, Inc., and, unless otherwise stated, all of its subsidiaries, including Shift4 Payments, LLC and, unless otherwise stated, all of its subsidiaries, and (2) prior to the completion of the Transactions, to Shift4 Payments, LLC and, unless otherwise stated, all of its subsidiaries.

•

“Blocker Companies” refers to certain direct and/or indirect owners of LLC Interests in Shift4 Payments, LLC, collectively, prior to the Transactions that are taxable as corporations for U.S. federal income tax purposes and each of which is an affiliate of Searchlight (as defined below).

•	“Blocker Shareholders” refers to the owners of Blocker Companies, collectively, prior to the Transactions.

•

“Continuing Equity Owners” refers collectively to Searchlight, our Founder and their respective permitted transferees that own LLC Interests after the Transactions and who may redeem at each of their options, in whole or in part from time to time, their LLC Interests for, at our election (determined solely by our independent directors (within the meaning of the rules of the NYSE ) who are disinterested), cash or newly-issued shares of our Class A common stock.

•

“LLC Interests” refers to the common units of Shift4 Payments, LLC, including those that we purchased directly from Shift4 Payments, LLC with the proceeds from the IPO and the concurrent private placement and the common units of Shift4 Payments, LLC that we acquired from the Former Equity Owners in connection with the consummation of the Transactions.

•	“Founder” refers to Jared Isaacman, our Founder, Chief Executive Officer, Chairman of the Board of Directors and the sole stockholder of Rook Holdings Inc.

•

“Former Equity Owner” refers to FPOS Holding Co., Inc. who will exchange its LLC Interests for shares of our Class A common stock (to be held by the Former Equity Owner either directly or indirectly) in connection with the consummation of the Transactions.

•	“Rook” refers to Rook Holdings Inc., a Delaware corporation wholly-owned by our Founder and for which our Founder is the sole stockholder.

•	“Searchlight” refers to Searchlight Capital Partners, L.P., a Delaware limited partnership, and certain funds affiliated with Searchlight.

•	“Shift4 Payments LLC Agreement” refers to Shift4 Payments, LLC’s amended and restated limited liability company agreement.

ii

SHIFT4 PAYMENTS, INC.

2202 N. Irving St.

Allentown, Pennsylvania 18109

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD FRIDAY, JUNE 10, 2022

The Annual Meeting of Stockholders (the “Annual Meeting”) of Shift4 Payments, Inc., a Delaware corporation (the “Company”), will be held at 12:00 p.m. Eastern time on Friday, June 10, 2022. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/FOUR2022 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting will be held for the following purposes:

•

To elect Nancy Disman and Sarah Goldsmith-Grover as Class II Directors to serve until the 2025 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

•	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

•	To approve, on an advisory (non-binding) basis, of the frequency of future advisory votes on the compensation of our named executive officers;

•	To approve the amended and restated Shift4 Payments, Inc. 2020 Incentive Award Plan (the “Restated Equity Plan”); and

•	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

Holders of record of our common stock as of the close of business on April 14, 2022 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of such stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to Jordan Frankel, General Counsel, Executive Vice President, Legal, Human Resources and Compliance and Secretary, at annualmeeting@shift4.com, stating the purpose of the request and providing proof of ownership of Company stock. The list of these stockholders will also be available during the Annual Meeting after entering the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the Board of Directors

Jordan Frankel

General Counsel, Executive Vice President, Legal, Human Resources and Compliance and Secretary

Allentown, Pennsylvania

April 28, 2022

iii

SHIFT4 PAYMENTS, INC.

2202 N. Irving St.

Allentown, Pennsylvania 18109

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Shift4 Payments, Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on Friday, June 10, 2022 (the “Annual Meeting”), at 12:00 p.m. Eastern time, and at any continuation, postponement, or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/FOUR2022 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.

Holders of record of shares of our Class A common stock, $0.0001 par value per share, Class B common stock, $0.0001 par value per share and Class C common stock, $0.0001 par value per share (collectively, the “common stock”), as of the close of business on April 14, 2022 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting, and will vote together as a single class on all matters presented at the Annual Meeting. As of the Record Date, there were 52,834,142 shares of Class A common stock outstanding and entitled to vote at the Annual Meeting, 26,272,654 shares of Class B common stock outstanding and entitled to vote at the Annual Meeting and 4,302,657 shares of Class C common stock outstanding and entitled to vote at the Annual Meeting, representing 14.7%, 73.3% and 12.0% of the voting power of our common stock, respectively. Each share of Class A common stock is entitled to one vote per share, each share of Class B common stock is entitled to ten votes per share and each share of Class C common stock is entitled to ten votes per share on any matter presented to stockholders at the Annual Meeting.

This proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 (the “2021 Form 10-K”) will be released on or about April 28, 2022 to our stockholders on the Record Date.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON FRIDAY, JUNE 10, 2022

This Proxy Statement and our 2021 Form 10-K are available at

www.proxyvote.com

Proposals

At the Annual Meeting, our stockholders will be asked:

•

To elect Nancy Disman and Sarah Goldsmith-Grover as Class II Directors to serve until the 2025 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

•	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

•	To approve, on an advisory (non-binding) basis, of the frequency of future advisory votes on the compensation of our named executive officers;

•	To approve the amended and restated Shift4 Payments, Inc. 2020 Incentive Award Plan (the “Restated Equity Plan”); and

•	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Recommendations of the Board

The Board of Directors (the “Board”) recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of common stock represented by the proxies will be voted, and the Board of Directors recommends that you vote:

•	FOR the election of Nancy Disman and Sarah Goldsmith-Grover as Class II Directors;

•	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

•	ONE YEAR as the frequency of future advisory votes on the compensation of our named executive officers; and

•	FOR the approval of the Restated Equity Plan.

If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Information About This Proxy Statement

Why you received this proxy statement. You are viewing or have received these proxy materials because Shift4’s Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Shift4 is making this proxy statement and its 2021 Form 10-K available to its stockholders electronically via the Internet. On or about April 28, 2022, we mailed or intend to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2021 Form 10-K and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2021 Form 10-K. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.

Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

QUESTIONS AND ANSWERS ABOUT THE 2022 ANNUAL MEETING OF STOCKHOLDERS

Who is entitled to vote at the Annual Meeting?

The Record Date for the Annual Meeting is April 14, 2022. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of our Class A common stock is entitled to one vote per share, each outstanding share of our Class B common stock is entitled to ten votes per share, and each outstanding share of our Class C common stock is entitled to ten votes per share for all matters before the Annual Meeting. At the close of business on the Record Date, there were 52,834,142, 26,272,654, and 4,302,657 shares of our Class A common stock, our Class B common stock and our Class C common stock, respectively, outstanding and entitled to vote at the Annual Meeting, representing 14.7%, 73.3%, and 12.0% of the voting power of our common stock, respectively. Holders of our common stock vote together as a single class on any matter (including the election of directors and the ratification of our independent registered public accounting firm) that is submitted to a vote of our stockholders, unless otherwise required by our Amended and Restated Certificate of Incorporation.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.

Am I entitled to vote if my shares are held in “street name”?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in “street name” and you would like to vote your shares online at the Annual Meeting, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting online or by proxy, of the holders of a majority in voting power of the common stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.

Who can attend the Annual Meeting?

Shift4 has decided to hold the Annual Meeting entirely online this year. You may attend and participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/FOUR2022. To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 12:00 p.m. Eastern time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 11:45 a.m., Eastern time, and you should allow ample time for the check-in procedures.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, the Chairperson of the Annual Meeting is authorized by our Amended and Restated Bylaws to adjourn the meeting, without the vote of stockholders.

What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

How do I vote?

Stockholders of Record. If you are a stockholder of record, you may vote:

•	by Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;

•	by Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;

•	by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail; or

•

Electronically at the Meeting—If you attend the meeting online, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials to vote electronically during the meeting.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern time, on June 9, 2022. To participate in the Annual Meeting, including to vote via the Internet or telephone, you will need the 16-digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials.

Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares electronically.

Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares online at the Annual Meeting, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.

Can I change my vote after I submit my proxy?

Yes.

If you are a registered stockholder, you may revoke your proxy and change your vote:

•	by submitting a duly executed proxy bearing a later date;

•	by granting a subsequent proxy through the Internet or telephone;

•	by giving written notice of revocation to the Secretary of Shift4 prior to the Annual Meeting; or

•	by voting online at the Annual Meeting.

Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote online at the Annual Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote online at the Annual Meeting using your 16-digit control number or otherwise voting through your bank or broker.

Who will count the votes?

A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.

Will any other business be conducted at the Annual Meeting?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Why hold a virtual meeting?

As part of our effort to maintain a safe and healthy environment for our directors, members of management and stockholders who wish to attend the Annual Meeting, in light of COVID-19 and the spread of variants, we believe that hosting a virtual meeting this year is in the best interest of the Company and its stockholders. A virtual meeting also enables increased stockholder attendance and participation because stockholders can participate from any location around the world. A virtual meeting can also provide cost savings for our stockholders and us, and is also environmentally friendly and sustainable over the long-term. You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/FOUR2022. You also will be able to vote your shares electronically at the Annual Meeting by following the instructions above.

What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting during check-in or the meeting, please call the technical support number that will be posted on the virtual meeting platform log-in page.

Will there be a question and answer session during the Annual Meeting?

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted by stockholders during the meeting that are pertinent to the Company and the meeting matters. The Company will endeavor to answer as many questions submitted online by stockholders as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

•	irrelevant to the business of the Company or to the business of the Annual Meeting;

•	related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;

•	related to any pending, threatened or ongoing litigation;

•	related to personal grievances;

•	derogatory references to individuals or that are otherwise in bad taste;

•	substantially repetitious of questions already made by another stockholder;

•	in excess of the two question limit;

•	in furtherance of the stockholder’s personal or business interests; or

•	out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chairperson or Secretary in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?”.

How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II Directors.	Votes withheld and broker non-votes will have no effect.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority of the votes cast.	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.

Proposal 3: Approval, on an Advisory (Non-Binding) Basis, the Frequency of Future Advisory Votes on the Compensation of our Named Executive Officers	The affirmative vote of the holders of a majority of the votes cast.*	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.

Proposal 4: Approval of the Amended and Restated Shift4 Payments, Inc. 2020 Incentive Award Plan	The affirmative vote of the holders of a majority of the votes cast.	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.

*	If no frequency receives the majority of votes cast, then the frequency that receives the plurality of the votes cast will be considered the frequency recommended by stockholders.

What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?

A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the other proposals to be considered at the Annual Meeting, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors, and abstentions will have no effect on the other proposals to be considered at the Annual Meeting.

What are broker non-votes and do they count for determining a quorum?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors, approval on an advisory (non-binding) basis of the frequency of future advisory votes on the compensation of our named executive officers, and approval of the Restated Equity Plan. Those items for which your broker cannot vote result in broker non-votes if you do not provide your broker with voting instructions on such items. Broker non-votes count for purposes of determining whether a quorum is present.

Where can I find the voting results of the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual Meeting.

PROPOSALS TO BE VOTED ON

Proposal 1: Election of Directors

We currently have seven (7) directors on our Board. At the Annual Meeting, two (2) Class II Directors, Nancy Disman and Sarah Goldsmith-Grover, are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2025 and until each such director’s respective successor is elected and qualified or until each such director’s earlier death, resignation or removal.

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II Directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

As set forth in our Amended and Restated Certificate of Incorporation, the Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The current class structure is as follows: Class I, whose term will expire at the 2024 Annual Meeting of Stockholders and whose subsequent term will expire at the 2027 Annual Meeting of Stockholders; Class II, whose term currently expires at the 2022 Annual Meeting of Stockholders and whose subsequent term will expire at the 2025 Annual Meeting of Stockholders; and Class III, whose term will expire at the 2023 Annual Meeting of Stockholders and whose subsequent term will expire at the 2026 Annual Meeting of Stockholders. The current Class I Directors are Karen Roter Davis and Jared Isaacman; the current Class II Directors are Nancy Disman and Sarah Goldsmith-Grover; and the current Class III Directors are Christopher Cruz, Jonathan Halkyard and Donald Isaacman.

Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the authorized number of directors may be changed from time to time by the Board of Directors (provided that such number shall not be less than the aggregate number of directors that the parties to the Stockholders Agreement (as defined herein) are entitled to designate from time to time). Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of our outstanding voting stock entitled to vote in the election of directors.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of common stock represented thereby for the election as a Class I Director of the person whose name and biography appears below. In the event that either of Ms. Disman or Ms. Goldsmith-Grover should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors or the Board may elect to reduce its size. The Board of Directors has no reason to believe that either of Ms. Disman or Ms. Goldsmith-Grover will be unable to serve if elected. Each of Ms. Disman or Ms. Goldsmith-Grover has consented to being named in this proxy statement and to serve if elected.

In connection with the IPO of our Class A common stock in June 2020, we entered into a Stockholders Agreement with Searchlight and Rook (the “Stockholders Agreement”). Under the Stockholders Agreement and in connection with the IPO, Searchlight designated Mr. Cruz as one of its nominees for election to our Board. As of April 14, 2022, Searchlight beneficially owned 1.1% of our Class A common stock (including (i) LLC Interests redeemable or exchangeable by Searchlight for shares of Class A common stock pursuant to the Shift4 Payments LLC Agreement and (ii) any shares of Class C common stock beneficially owned by Searchlight) and is currently not entitled to designate a nominee for election to our Board. A majority of the directors (with the Searchlight designees abstaining) agreed in writing that the Searchlight designee is not required to resign as a result of such decrease in designation rights. Under the Stockholders Agreement and in connection with the IPO, Rook designated Mr. D. Isaacman and Mr. J. Isaacman (by virtue of his role as Chief Executive Officer), to be its nominees for election to our Board. As of April 14, 2022, Rook beneficially owned 35.9% of our Class A common stock (including (i) LLC Interests redeemable or exchangeable by Searchlight for shares of Class A common stock pursuant to the Shift4 Payments LLC Agreement and (ii) any shares of Class C common stock beneficially owned by Searchlight) and is currently entitled to designate two nominees for election to our Board. Rook has designated Mr. D. Isaacman and Mr. J. Isaacman (by virtue of his role as Chief Executive Officer), to be its nominees for election to our Board. For more information, see “Corporate Governance—Stockholders Agreement”.

Vote required

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II Directors.

Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the election of each of the below Class Ii Director nominees.

Nominees For Class II Director (terms to expire at the 2025 Annual Meeting)

The current members of the Board of Directors who are also nominees for election to the Board of Directors as Class II Directors are as follows:

Name	Age	Position with Shift4
Nancy Disman	51	Director
Sarah Goldsmith-Grover	57	Director

The principal occupations and business experience, for at least the past five years, of each Class II Director nominee for election at the 2022 Annual Meeting are as follows:

Nancy Disman

Nancy Disman has served as a member of the Board of Directors of Shift4 Payments, Inc. since June 2020. Ms. Disman is the Chief Financial Officer and Chief Administrative Officer of Intrado Corporation, a provider of cloud-based technology, which she joined in November 2017. From April 2016 to March 2017, Ms. Disman served as the Chief Financial Officer and Chief Administrative Officer of the Merchant Acquiring Segment of Total System Services, Inc. (“TSYS”), a global provider of payment solutions, and from June 2014 to March 2016, Ms. Disman was the Chief Financial Officer of TransFirst, a merchant account provider in the credit card processing industry, prior to its acquisition by TSYS. Ms. Disman has also served as a member of the board of directors of each of Intrado Foundation since June 2019, various subsidiaries of Intrado Corporation since November 2017, and iCIMS, Inc. since March 2021, all of which are privately held. She holds a Bachelor of Science in Business Administration and Accounting from the State University of New York at Albany and is a Certified Public Accountant in the State of New York. We believe Ms. Disman is qualified to serve on our Board of Directors due to her experience in leading companies in the payments industry and her knowledge in finance and accounting.

Sarah Goldsmith-Grover

Sarah Goldsmith-Grover has served as a member of the Board of Directors of Shift4 Payments, Inc. since June 2020 and from April 2021 to May 2021 served as our Interim Chief Marketing Officer. Ms. Goldsmith-Grover also serves on the board of ChowNow, an online ordering platform for restaurants. Ms. Goldsmith-Grover currently serves as the Communications Director for the Polaris Program, a multi-mission spaceflight program to advance deep space exploration while raising awareness for St. Jude Children’s Research Hospital. Since 2017, Ms. Goldsmith-Grover has operated a consulting practice providing strategic counsel and marketing leadership for a variety of brands, including serving as interim Chief Marketing Officer of True Food Kitchen, Veggie Grill, Coffee Bean and Tea Leaf and Lawry’s The Prime Rib. Ms. Goldsmith-Grover has also served various executive roles at California Pizza Kitchen, including as Executive Vice President and Chief Concept Officer. Since 2000, Ms. Goldsmith-Grover has served as a member of the board of directors of the Annual UCLA Restaurant Conference. Ms. Goldsmith-Grover was named as one of the Top 25 Casual Dining Executives for her creation of the restaurant industry support program The Great American Take Out which supported restaurants nationwide due to COVID-19. She has also been named by Advertising Age as one of the Top 50 Brand Marketers in the US. She holds a Bachelor of Arts in Communications from DePauw University. We believe Ms. Goldsmith-Grover is qualified to serve on our Board of Directors due to her experience and insight acquired from leading companies in the restaurant and consumer industries.

Continuing members of the Board of Directors:

Class I Directors (terms to expire at the 2024 Annual Meeting)

The current members of the Board of Directors who are Class I Directors are as follows:

Name	Age	Position with Shift4
Karen Roter Davis	50	Director
Jared Isaacman	39	Director

The principal occupations and business experience, for at least the past five years, of each Class I Director are as follows:

Jared Isaacman

Jared Isaacman has served as Shift4 Payments, Inc.’s Chief Executive Officer and the Chairman of the Board of Directors since its formation, and is the Founder of Shift4 Payments, LLC, as well as serving as the Chief Executive Officer and Chairman of Shift4 Payments, LLC’s board of managers since its founding in 1999. Mr. J. Isaacman is also the founder of Draken International, a provider of contract air services. Mr. J. Isaacman was the Ernst & Young “Entrepreneur of the Year” for 2021. From 2006 to 2008, Mr. J. Isaacman was named as a finalist for the Ernst & Young “Entrepreneur of the Year” award, was the youngest person to ever be named to the list of “Industry Leaders” by The Green Sheet, a leading publication in the credit card industry and has been recognized as one of “America’s Best Entrepreneurs” by BusinessWeek magazine and “30 Entrepreneurs Under 30” by Inc. Magazine. He holds a Bachelor’s degree from Embry-Riddle Aeronautical University. We believe Mr. J. Isaacman is qualified to serve on our Board of Directors due to his extensive experience in executive leadership positions in the payment processing industry and his knowledge of our business in particular, gained through his services as our Founder and Chief Executive Officer.

Karen Roter Davis

Karen Roter Davis has served as a member of the Board of Directors of Shift4 Payments, Inc. since August 2021. Ms. Davis is a Managing Partner at Entrada Ventures, an early-stage venture capital firm investing in emerging, high growth business to business software and deep technology companies. Ms. Davis spent over a decade in various senior positions at Alphabet in her career—initially from 2003 to 2008—serving as a Principal in their

New Business Development group, and overseeing operations for the company’s groundbreaking IPO in 2004. More recently, in September 2016, Ms. Davis returned to Google as Director for mapping and local search strategy and business development by way of Alphabet’s acquisition of Urban Engines, a geospatial analytics platform. Ms. Davis was Urban Engines’ first business hire and helped establish foundational business development strategy, and operations functions in her role. From 2017 until February 2022 Ms. Davis was Director of Early Stage Projects at X (formerly Google X) where she provided strategic direction and oversight for a portfolio of early-stage technology ventures. She serves on the board of 360Learning S.A., where she is a member of the audit and M&A and finance committees, is a member of Lawrence Livermore National Laboratory’s Carbon Impact Initiative committee, and previously served on the board of Innovyze, acquired by Autodesk, where she was chair of the audit committee and member of the compensation committee. Ms. Davis earned her MBA from Kellogg School of Management at Northwestern University, her J.D. from Northwestern University School of Law, and her B.A. from Princeton University’s School of Public & International Affairs. We believe Ms. Davis is qualified to serve on our Board of Directors due to her two decades of experience in the technology industry and her various senior leadership and advisory roles spanning startups to global corporations.

Class III Directors (terms to expire at the 2023 Annual Meeting)

The current members of the Board of Directors who are Class III Directors are as follows:

Name	Age	Position with Shift4
Christopher Cruz	38	Director
Jonathan Halkyard	57	Director
Donald Isaacman	75	Director

The principal occupations and business experience, for at least the past five years, of each Class III Director are as follows:

Christopher Cruz

Christopher Cruz has served as a member of the Board of Directors of Shift4 Payments, Inc. since its formation, and as a member of the board of managers of Shift4 Payments, LLC since May 2016. Mr. Cruz is a Partner at Searchlight, which he joined in 2011. From 2008 to 2010, Mr. Cruz served on the investment team at Oaktree Capital Management, a global alternative investment management firm. Prior to that, Mr. Cruz was in the leveraged finance and restructuring group at UBS Investment Bank, from 2006 to 2008. Mr. Cruz has also served as a member of the board of directors of Sightline Payments and Flowbird Group. He holds a Bachelor of Arts in Honors Business Administration from the Richard Ivey School of Business at the University of Western Ontario. We believe Mr. Cruz is qualified to serve on our Board of Directors due to his extensive experience in finance and capital markets and his knowledge of our business in particular, gained through his services as a member of our board of managers.

Jonathan Halkyard

Jonathan Halkyard has served as a member of the Board of Directors of Shift4 Payments, Inc. since June 2020. Mr. Halkyard has served as the Chief Financial Officer of MGM Resorts International since January 2021. From September 2013 to November 2019, Mr. Halkyard held various senior management positions at Extended Stay America, Inc., an integrated hotel owner and operator, including Chief Executive Officer, Chief Financial Officer and Chief Operating Officer. Mr. Halkyard has also served as a member of the board of directors of Dave & Buster’s Entertainment, Inc., a restaurant and entertainment business, since September 2011, including as the chair of its nominating and governance committee and member of its finance committee since June 2016, and as a member of its audit committee since September 2013. He previously served on the boards of directors of Extended Stay America, Inc., an operator of an economy apartment hotel chain, and ESH Hospitality, Inc., a real estate investment trust and the owner of the hotels, from January 2018 to November 2019. He holds a Bachelor of Arts in Economics from Colgate University and a Master’s in Business Administration from Harvard Business School. We believe Mr. Halkyard is qualified to serve on our Board of Directors due to his experience in leading companies in the finance and hospitality industries and his knowledge of the board and corporate governance practices of other organizations.

Donald Isaacman

Donald Isaacman has served as a member of the Board of Directors of Shift4 Payments, Inc. since its formation, and has served as the President and a member of the board of managers of Shift4 Payments, LLC since its founding in 1999. From February 1971 to September 2000, Mr. D. Isaacman also served as the Vice President of Supreme Security Systems, Inc., a home alarm and business security system company. He holds a Bachelor of Science in Marketing and Sales from Monmouth University. We believe Mr. D. Isaacman is qualified to serve on our Board of Directors due to his senior management experience and his knowledge of our business in particular, gained through his services as our President.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of PricewaterhouseCoopers LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

PricewaterhouseCoopers LLP also served as our independent registered public accounting firm for the fiscal year ended December 31, 2021. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of PricewaterhouseCoopers LLP is expected to attend the 2022 Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.

In the event that the appointment of PricewaterhouseCoopers LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2023. Even if the appointment of PricewaterhouseCoopers LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of the Company.

Vote Required

This proposal requires the affirmative vote of the holders of a majority of the votes cast. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of PricewaterhouseCoopers LLP, we do not expect any broker non-votes in connection with this proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2022.

Proposal 3: Approval, on an Advisory (Non-Binding) Basis, of the Frequency of Future Advisory Votes on the Compensation of our Named Executive Officers

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Rule 14a-21 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) the Company requests that our stockholders cast a non-binding, advisory vote regarding the frequency with which we should include in future annual proxy statements a stockholder advisory vote (the “Say-on-Pay Vote”) to approve the compensation of our named executive officers. It is expected that the first Say-on-Pay Vote will occur at the 2023 annual meeting of stockholders. By voting on this proposal, stockholders may indicate whether they would prefer that the Company provide for the Say-on-Pay Vote at future annual meetings every one year, every two years or every three years. Stockholders may also abstain from the vote.

After careful consideration, the Board determined that providing a Say-on-Pay Vote every year is the most appropriate alternative for the Company at this time. In formulating its recommendation, the Board determined that an annual advisory vote on named executive officer compensation will allow stockholders to provide their direct input on our compensation philosophy, policies and practices as disclosed in future proxy statements on a more timely and consistent basis than if the vote were held less frequently. Additionally, an annual advisory vote on executive compensation is consistent with our policy of seeking regular dialogue with our stockholders on corporate governance matters and our executive compensation philosophy, policies and practices. We understand that our stockholders may have different views as to what is the best approach for the Company, and we look forward to hearing from our stockholders on this proposal.

This “Say-on-Frequency” vote is advisory, and therefore not binding on the Company, the Board or the Compensation Committee. However, the Board and the Compensation Committee value the opinions of our stockholders and intend to consider our stockholders’ views regarding how often they should have the opportunity to approve our executive compensation programs.

Stockholders of the Company will have the opportunity to specify one of four choices for this proposal on the proxy card: (1) one year; (2) two years; (3) three years; or (4) abstain. Stockholders are not voting to approve or disapprove the Board’s recommendation. Rather, stockholders are being asked to express their preference regarding the frequency of future advisory votes to approve executive compensation.

The frequency that receives the affirmative vote of the majority of the votes cast at the Annual Meeting will be the frequency recommended by stockholders. If no frequency receives the foregoing vote, then we will consider the option of ONE YEAR, TWO YEARS, or THREE YEARS that receives the highest number of votes cast to be the frequency recommended by stockholders.

Vote Required

The frequency that receives the affirmative vote of the majority of the votes cast at the Annual Meeting will be the frequency recommended by stockholders. If no frequency receives the foregoing vote, then we will consider the option of ONE YEAR, TWO YEARS, or THREE YEARS that receives the highest number of votes cast to be the frequency recommended by stockholders. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote of “ONE YEAR” regarding the non-binding frequency of future advisory votes on the compensation of our named executive officers.

Proposal 4: Approval of the Amended and Restated Shift4 Payments, Inc. 2020 Incentive Award Plan

We are asking our stockholders to approve the amendment and restatement of the Shift4 Payments, Inc. 2020 Incentive Award Plan (the “Existing Plan”). The amendment and restatement of the Existing Plan is referred to herein as the “Restated Equity Plan.” The Restated Equity Plan was adopted by our Board of Directors (“Board”) on April 28, 2022, subject to stockholder approval. The Restated Equity Plan will become effective if it is approved by the stockholders at the annual meeting.

The principal features of the Restated Equity Plan are summarized below, but the summary is qualified in its entirety by reference to the Restated Equity Plan itself, which is included in proxy statement as Schedule A.

The proposed amendments to the Existing Plan would:

•

Increase the Current Share Reserve. We are asking our stockholders to approve an increase of 1,750,000 in the number of shares available for issuance under the Restated Equity Plan over the existing share reserve under the Existing Plan. Accordingly, upon approval of the Restated Equity Plan, a total of 7,500,000 shares of common stock will be available for issuance under the Restated Equity Plan. As of December 31, 2021, awards covering a total of 2,402,694 shares were subject to outstanding awards under the Existing Plan (with performance awards counted assuming “target” performance) and 123,599 shares remained available for future grants under the Existing Plan (with performance awards counted assuming “target” performance).

•

Increase the Evergreen with respect to the Share Reserve. In addition to the increase in the current share reserve described above, we are asking our stockholders to approve an increase in the annual “evergreen” increase to the number of shares available for issuance under the Restated Equity Plan from 1% of the shares outstanding to 2% of the shares outstanding. This evergreen increase will occur January 1 each year from 2023 to 2032, based on the number of shares outstanding on an as-converted basis, taking into account all securities convertible into, or exercisable, exchangeable or redeemable for, shares of common stock (including Shift4 Payments, LLC interests) on the last day of the immediately preceding fiscal year, and may be reduced each year if determined by the Board.

The proposed increases in the number of shares and the evergreen provision relating to the number of shares available for issuance under the Restated Equity Plan has been reviewed and approved by our Board. In the process, the Board determined that the existing number of shares available for issuance under the Existing Plan was insufficient to meet our ongoing needs to provide long-term incentive grants on an ongoing and regular basis to motivate, reward and retain key employees who create stockholder value. The increase in shares has been necessitated by the hiring of new employees, and by granting additional stock awards to current employees as long-term incentives. The increase will enable us to continue our policy of equity ownership by employees and directors as an incentive to contribute to our continued success.

•

Limit on Incentive Stock Options. Under the Restated Equity Plan, no more than 7,500,000 shares may be issued upon the exercise of incentive stock options (“ISOs”), subject to adjustment for changes in our capitalization and certain corporate transactions, as described below under the heading “Adjustments.”

•	Extend the Term. The Restated Equity Plan will have a term of ten years from the date it was adopted by our Board.

Each of these aspects of the Restated Equity Plan is discussed below.

The Restated Equity Plan is not being materially amended in any respect other than to reflect the changes described above.

Why the Stockholders Should Vote to Approve the Restated Equity Plan

Equity Incentive Awards Are an Important Part of Our Compensation Philosophy.

Our equity compensation plans are critical to our ongoing effort to build stockholder value. As discussed in the Compensation Discussion and Analysis section of this proxy statement, equity incentive awards are central to our compensation program. Our Board and its compensation committee believe that our ability to grant equity incentive awards to new and existing employees, directors and eligible consultants has helped us attract, retain and motivate world-class talent. Historically, we have primarily issued restricted stock units because this type of equity compensation provide a strong retention value and incentive for employees to work to grow the business and build stockholder value, and are attractive to employees who share the entrepreneurial spirit that has made us a success.

Also, our equity incentive programs are broad-based. The equity incentive programs we have in place have worked to build stockholder value by attracting and retaining talented employees. We believe we must continue to offer a competitive equity compensation plan in order to attract and motivate the talent necessary for our continued growth and success. As of December 31, 2021, over 90% of our employees and our non-employee directors held outstanding equity awards.

The Existing Plan Will No Longer Have Shares Available for Grant.

The employees that have not received equity awards as of December 31, 2021 is a result of the timing of our approval process for our equity awards.

Under our current forecasts, the Existing Plan will run out of shares available for grant during 2022, and we will not be able to continue to issue equity to our employees and directors unless our stockholders approve the Restated Equity Plan. This assumes we continue to grant awards consistent with our historical usage and current practices, as reflected in our historical burn rate discussed below, and noting that future circumstances may require us to change our current equity grant practices. While we could increase cash compensation if we are unable to grant equity incentives, we anticipate that we will have difficulty attracting, retaining and motivating our employees and directors if we are unable to make equity grants to them.

We Manage Our Equity Incentive Award Use Carefully.

We manage our long-term stockholder dilution by limiting the number of equity awards granted annually. Our compensation committee carefully monitors our total dilution and equity expense to ensure that we maximize stockholder value by granting only the appropriate number of equity awards necessary to attract, reward and retain employees. The following table summarizes the awards outstanding and shares available for grant under the Existing Plan as of December 31, 2021, and the proposed increase in shares authorized for issuance under the Restated Equity Plan:

	Number of Shares		As a % of Shares Outstanding (1)	Dollar Value (2)
Restricted stock units	6,604,646		7.98%	$382,607,143
Performance stock units (3)	59,347		0.07%	$3,437,972
Shares available for grant (4)	123,599		0.15%	$7,160,090
Proposed increase in shares available for issuance under Restated Equity Plan (over existing share reserve under Existing Plan)	1,750,000	(5)	2.12%	$101,377,500

(1)	Based on 82,722,487 shares of our common stock outstanding as of December 31, 2021.

(2)	Based on the closing price of our common stock on December 31, 2021, of $57.93 per share.

(3)

Restricted stock units that are subject to performance-based vesting are reflected assuming “target” performance. The number of performance-based restricted stock units outstanding as of December 31, 2021 assuming “maximum” performance is 59,347.

(4)	Shares remaining available for issuance under the Existing Plan (reflects performance-based awards at “target” levels).

(5)	Amount reflects the increase to the increase in share reserve. It is anticipated that the increase in the evergreen provision will result in an increase of approximately 827,725 shares for 2023.

In determining whether to approve the Restated Equity Plan, including the proposed increases to the share reserve and to the evergreen provision under the Restated Equity Plan, our Board considered the following:

The 1,750,000 shares to be reserved for issuance under the Restated Equity Plan will represent an increase of 1,750,000 shares from the aggregate number of shares reserved for issuance and that remain available for future grants under the Existing Plan as of December 31, 2021. In addition, based on the shares outstanding as of December 31, 2021, the increase in the evergreen provision from 1% to 2% under the Restated Equity Plan would represent an increase of 827,725 shares reserved for issuance and available under for issuance under the Restated Equity Plan each year from 2023 through 2032. The actual number of shares subject to increase under the evergreen may be more than or less than this amount in any year based on the number of shares outstanding on an as-converted basis as of the last day of the prior fiscal year. In addition, the 1% evergreen in the Existing Plan extends only through January 1, 2030, while the 2% evergreen in the Restated Equity Plan extends through January 1, 2032.

In determining the size of the share reserve under the Restated Equity Plan, our Board considered the number of equity awards we granted during the past three calendar years. In calendar years 2020 and 2021, our annual equity burn rates (calculated by dividing (1) the number of shares subject to equity awards granted during the year (with performance awards counted assuming “target” performance) by (2) the weighted-average number of diluted shares outstanding at the end of the applicable year) under the Existing Plan were 6.22% and 1.78 respectively.

In fiscal years 2020 and 2021, the number of time-vesting restricted stock units granted and the number of performance-based restricted stock units earned, was as follows:

	2021	2020
Time-based RSUs granted	1,421,615	4,993,224
Performance-based RSUs earned	59,347	71,403

We expect the proposed increases to the share reserve and in the evergreen provision under the Restated Equity Plan to provide us with enough shares for awards for approximately one to two years, assuming we continue to grant awards consistent with our current practices and historical usage, as reflected in our historical burn rate, and further dependent on the price of our shares and hiring activity during the next few years, forfeitures of outstanding awards under the Existing Plan, and noting that future circumstances may require us to change our current equity grant practices. We cannot predict our future equity grant practices, the future price of our shares or future hiring activity with any degree of certainty at this time, and the share reserve under the Restated Equity Plan could last for a shorter or longer time.

In calendar years 2020 and 2021, the end of year overhang rate (calculated by dividing (1) the sum of the number of shares subject to equity awards outstanding at the end of the calendar year (with performance awards counted assuming “target” performance) plus shares remaining available for issuance for future awards at the end of the calendar year by (2) the number of shares outstanding at the end of the calendar year) was 6% and 3%, respectively. If the Restated Equity Plan is approved, we expect our overhang at the end of 2022 will be approximately 4%.

In light of the factors described above, and the fact that the ability to continue to grant equity compensation is vital to our ability to continue to attract and retain highly qualified individuals in the extremely competitive labor markets in which we compete, our Board has determined that the size of the share reserve under the Restated Equity Plan is reasonable and appropriate at this time. Our Board will not create a subcommittee to evaluate the risk and benefits for issuing shares under the Restated Equity Plan.

The Restated Equity Plan Contains Equity Compensation Best Practices

The Restated Equity Plan authorizes the issuance of equity-based compensation in the form of stock options, SARs, restricted shares, restricted stock units, dividend equivalents, stock payments and performance-based awards structured by the compensation committee within parameters set forth in the Restated Equity Plan, for the purpose of providing our directors, officers, employees and consultants equity compensation, incentives and rewards for superior performance. Some of the key features of the Restated Equity Plan that reflect our commitment to effective management of incentive compensation and that are consistent with best practices in equity compensation to protect our stockholders’ interests are as follows:

Broad-based eligibility for equity awards.

We grant equity awards to all our full-time employees. By doing so, we link employee interests with stockholder interests throughout the organization and motivate our employees to act as owners of the business. As of December 31, 2021, over 90% of our employees and all non-employee directors had received grants of equity awards. The employees that have not received equity awards as of December 31, 2021 is a result of the timing of our approval process for our equity awards.

Stockholder approval is required for additional shares.

Stockholder approval is required to increase the maximum number of securities which may be issued under the Restated Equity Plan.

No Re-pricing or Replacement of Options or Stock Appreciation Rights.

The Restated Equity Plan prohibits, without stockholder approval: (1) the amendment of awards to reduce the exercise price, and (2) the replacement of an option or SAR with cash, any other award or an option or SAR with an exercise price that is less than the exercise price per share of the original option or SAR.

No In-the-Money Option or Stock Appreciation Right Grants.

The Restated Equity Plan prohibits the grant of options or SARs with an exercise or base price less than the fair market value of our common stock, generally the closing price of our common stock, on the date of grant.

Limitations on Dividend Payments on Performance Awards.

Dividends and dividend equivalents may be paid on awards subject to vesting conditions only to the extent such conditions are met.

Non-Employee Director Compensation Limit.

The sum of any cash compensation, or other compensation, and the grant date fair value of awards granted to a non-employee director for services as a non-employee director during any calendar year, generally may not exceed $500,000.

No Tax Gross-Ups.

The Restated Equity Plan does not provide for any tax gross-ups.

Independent Administration.

The compensation committee of the Board, which consists of only independent directors, will administer the Restated Equity Plan if it is approved by stockholders.

Stockholder Approval Requirement

Stockholder approval of the Restated Equity Plan is necessary in order for us to (1) meet the stockholder approval requirements of NYSE and (2) grant ISOs thereunder.

If the Restated Equity Plan is not approved by our stockholders, the Restated Equity Plan will not become effective, the Existing Plan will continue in full force and effect, and we may continue to grant awards under the Existing Plan, subject to its terms, conditions and limitations, using the shares available for issuance thereunder.

Summary of the Restated Equity Plan

The following is a summary of the principal features of the Restated Equity Plan, assuming approval of this proposal. The summary, however, is not a complete description of all the provisions of the Restated Equity Plan. The proposed Restated Equity Plan is attached to this proxy statement as Schedule A.

General Plan Provisions

Eligibility and Administration

Our employees, consultants and directors, and employees, consultants and directors of our parents and subsidiaries are eligible to receive awards under the Restated Equity Plan. The Restated Equity Plan is administered by our board of directors with respect to awards to non-employee directors and by the compensation committee with respect to other participants, each of which may delegate its duties and responsibilities to committees of our directors and/or officers (referred to collectively as the plan administrator below), subject to certain limitations that may be imposed under Section 16 of the Exchange Act, and/or stock exchange rules, as applicable. The plan administrator has the authority to make all determinations and interpretations under, prescribe all forms for use with, and adopt rules for the administration of, the Restated Equity Plan, subject to its express terms and conditions. The plan administrator will also set the terms and conditions of all awards under the Restated Equity Plan, including any vesting and vesting acceleration conditions.

Limitation on Awards and Shares Available

The maximum number of shares of our common stock available for issuance under the Restated Equity Plan is equal to the sum of (i) 7,500,000 shares of our common stock, (ii) an annual increase on the first day of each year beginning in 2023 and ending in and including 2032, equal to the lesser of (A) 2% of the outstanding shares of all classes of our common stock on the last day of the immediately preceding fiscal year and (B) such lesser amount as determined by our board of directors; provided, however, no more than 7,500,000 shares may be issued upon the exercise of incentive stock options, or ISOs. The share reserve formula under the Restated Equity Plan is intended to provide us with the continuing ability to grant equity awards to eligible employees, directors and consultants for the ten-year term of the Restated Equity Plan.

Awards granted under the Restated Equity Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by an entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock will not reduce the shares authorized for grant under the Restated Equity Plan. The maximum grant date fair value of awards granted to any non-employee director pursuant to the Restated Equity Plan during any calendar year is $500,000.

Awards

The Restated Equity Plan provides for the grant of stock options, including ISOs, and nonqualified stock options, or NSOs, restricted stock, dividend equivalents, stock payments, RSUs, other incentive awards, SARs, and cash awards. While the Restated Equity Plan is designed to provide broad flexibility with regard to future efforts to recruit talent and align and reward employees, we currently intend to use RSUs as the exclusive means of shareholder alignment in fiscal year 2020. Certain awards under the Restated Equity Plan may constitute or provide for a deferral of compensation, subject to Section 409A of the Code, which may impose additional requirements on the terms and conditions of such awards. All awards under the Restated Equity Plan will be set forth in award agreements, which will detail all terms and conditions of the awards, including any applicable vesting and payment terms and post-termination exercise limitations. Awards other than cash awards generally will be settled in shares of our common stock, but the plan administrator may provide for cash settlement of any award. A brief description of each award type follows.

•

Stock Options. Stock options provide for the purchase of shares of our common stock in the future at an exercise price set on the grant date. ISOs, by contrast to NSOs, may provide tax deferral beyond exercise and favorable capital gains tax treatment to their holders if certain holding period and other requirements of the Code are satisfied. The exercise price of a stock option may not be less than 100% of the fair market value of the underlying share on the date of grant (or 110% in the case of ISOs granted to certain significant stockholders), except with respect to certain substitute options granted in connection with a corporate transaction. The term of a stock option may not be longer than ten years (or five years in the case of ISOs granted to certain significant stockholders).

•

SARs. SARs entitle their holder, upon exercise, to receive from us an amount equal to the appreciation of the shares subject to the award between the grant date and the exercise date. The exercise price of a SAR may not be less than 100% of the fair market value of the underlying share on the date of grant (except with respect to certain substitute SARs granted in connection with a corporate transaction) and the term of a SAR may not be longer than ten years.

•

Restricted Stock and RSUs. Restricted stock is an award of nontransferable shares of our common stock that remain forfeitable unless and until specified conditions are met, and which may be subject to a purchase price. RSUs are contractual promises to deliver shares of our common stock in the future, which may also remain forfeitable unless and until specified conditions are met. Delivery of the shares underlying RSUs may be deferred under the terms of the award or at the election of the participant, if the plan administrator permits such a deferral.

•

Stock Payments, Other Incentive Awards and Cash Awards. Stock payments are awards of fully vested shares of our common stock that may, but need not, be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to any individual who is eligible to receive awards. Other incentive awards are awards other than those enumerated in this summary that are denominated in, linked to or derived from shares of our common stock or value metrics related to our shares, and may remain forfeitable unless and until specified conditions are met. Cash awards are cash incentive bonuses subject to performance goals.

•

Dividend Equivalents. Dividend equivalents represent the right to receive the equivalent value of dividends paid on shares of our common stock and may be granted alone or in tandem with awards other than stock options or SARs. Dividend equivalents are credited as of dividend record dates during the period between the date an award is granted and the date such award vests, is exercised, is distributed or expires, as determined by the plan administrator.

Vesting

Vesting conditions determined by the plan administrator may apply to each award and may include continued service, performance and/or other conditions.

Certain Transactions

The plan administrator has broad discretion to take action under the Restated Equity Plan, as well as make adjustments to the terms and conditions of existing and future awards, to prevent the dilution or enlargement of intended benefits and facilitate necessary or desirable changes in the event of certain transactions and events affecting our common stock, such as stock dividends, stock splits, mergers, acquisitions, consolidations and other corporate transactions. In addition, in the event of certain non-reciprocal transactions with our stockholders known as “equity restructurings,” the plan administrator will make equitable adjustments to the Restated Equity Plan and outstanding awards. In the event of a “change in control” of the company (as defined in the Restated Equity Plan), to the extent that the surviving entity declines to continue, convert, assume or replace outstanding awards, then the plan administrator may provide that all such awards will terminate in exchange for cash or other consideration, or become fully vested and exercisable in connection with the transaction. Upon or in anticipation of a change in control, the plan administrator may cause any outstanding awards to terminate at a specified time in the future and give the participant the right to exercise such awards during a period of time determined by the plan administrator in its sole discretion. Individual award agreements may provide for additional accelerated vesting and payment provisions.

Foreign Participants, Claw-Back Provisions, Transferability, and Participant Payments

The plan administrator may modify award terms, establish subplans and/or adjust other terms and conditions of awards, subject to the share limits described above, in order to facilitate grants of awards subject to the laws and/or stock exchange rules of countries outside of the United States. All awards will be subject to the provisions of any claw-back policy implemented by us to the extent set forth in such claw-back policy and/or in the applicable award agreement. With limited exceptions for estate planning, domestic relations orders, certain beneficiary designations and the laws of descent and distribution, awards under the Restated Equity Plan are generally non-transferable, and are exercisable only by the participant. With regard to tax withholding, exercise price and purchase price obligations arising in connection with awards under the Restated Equity Plan, the plan administrator may, in its discretion, accept cash or check, provide for net withholding of shares, allow shares of our common stock that meet specified conditions to be repurchased, allow a “market sell order” or such other consideration as it deems suitable.

Plan Amendment and Termination

Our board of directors may amend or terminate the Restated Equity Plan at any time; however, except in connection with certain changes in our capital structure, stockholder approval will be required for any amendment that increases the number of shares available under the Restated Equity Plan. No award may be granted pursuant to the Restated Equity Plan after the tenth anniversary of the earlier of (i) the date on which our board of directors adopts the Restated Equity Plan and (ii) the date on which our stockholders approve the Plan.

Material U.S. Federal Income Tax Consequences

The following is a general summary under current law of the material federal income tax consequences to an employee, consultant or non-employee director granted an award under the Restated Equity Plan. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of federal income taxation that may be relevant in light of a holder’s personal circumstances. This summarized tax information is not tax advice and a holder of an award should rely on the advice of his or her legal and tax advisors.

Option Grants

Options granted under the Restated Equity Plan may be either ISOs which satisfy the requirements of Section 422 of the Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

•	Incentive Options. The optionee recognizes no taxable income at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. However, the amount by which the fair market value (at the time of exercise) of the purchased shares exceeds the exercise price will be included in the optionee’s income for purposes of the alternative minimum tax. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For Federal tax purposes, dispositions are divided into two categories: (1) qualifying and (2) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (1) the amount realized upon the sale or other disposition of the purchased shares over (2) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (1) the lesser of the fair market value of those shares on the exercise date or the sale date over (2) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (1) the fair market value of such shares on the option exercise date or the sale date, if less, over (2) the exercise price paid for the shares. In no other instance will we be allowed a deduction with respect to the optionee’s disposition of the purchased shares.

•

Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

We are entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction is in general allowed for the taxable year of Ligand in which such ordinary income is recognized by the optionee.

Stock Appreciation Rights

No taxable income is recognized upon receipt of a SAR. The holder recognizes ordinary income, in the year in which the SAR is exercised, in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the base price in effect for the exercised right, and the holder is required to satisfy the tax withholding requirements applicable to such income.

We are entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the exercise of the SAR. The deduction generally is allowed for the taxable year in which such ordinary income is recognized.

Direct Stock Issuance

An employee to whom unvested shares are issued generally will not recognize taxable income upon such issuance and we generally will not then be entitled to a deduction unless an election is made by the participant under Section 83(b) of the Code. However, when the restrictions on the shares of stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the employee generally will recognize ordinary income and we generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares at the date such restrictions lapse over the purchase price.

If a timely election is made under Section 83(b) with respect to unvested stock, the participant generally will recognize ordinary income on the date of the issuance equal to the excess, if any, of the fair market value of the shares at that date over the purchase price therefore, and we will be entitled to a deduction for the same amount. A participant who receives stock in lieu of a cash payment that would otherwise have been made will generally be taxed as if the cash payment has been received, and we generally will be entitled to a deduction for the same amount.

Restricted Stock Units

An individual to whom restricted stock units are issued will not have taxable income upon issuance and we will not then be entitled to a deduction. An individual to whom restricted stock units are issued will generally realize ordinary income at the time the shares issuable with respect to the restricted stock unit award are distributed to the individual in an amount equal to the fair market value of such shares (less any purchase price), and we will be entitled to a corresponding deduction.

Dividend Equivalents

A recipient of a dividend equivalent award generally will not recognize taxable income at the time of grant, and we will not be entitled to a deduction at that time. When a dividend equivalent is paid, the participant generally will recognize ordinary income, and we will be entitled to a corresponding deduction.

Section 409A of the Code

Certain awards under the Restated Equity Plan may be considered “nonqualified deferred compensation” subject to Section 409A of the Code, which imposes additional requirements on the payment of deferred compensation. Generally, if at any time during a taxable year a nonqualified deferred compensation plan fails to meet the requirements of Section 409A, or is not operated in accordance with those requirements, all amounts deferred under the nonqualified deferred compensation plan for the current taxable year and all preceding taxable years, by or for any participant with respect to whom the failure relates, are includible in the gross income of the participant for the taxable year to the extent not subject to a substantial risk of forfeiture and not previously included in gross income. If a deferred amount is required to be included in income under Section 409A, the amount will be subject to income tax at regular income tax rates plus an additional 20 percent tax, as well as potential premium interest tax.

Section 162(m) Limitation.

In general, under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for certain executive officers exceeds $1 million (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) in any one year. We are unable to take a deduction for any compensation in excess of $1 million that is paid to a covered employee, including pursuant to awards under the plan. There is no guarantee that we will be able to take a deduction for any compensation in excess of $1 million that is paid to a covered employee under the Existing Plan or the Restated Equity Plan.

New Plan Benefits

Our non-employee directors will be eligible to receive automatic awards of restricted stock units grants under the Restated Equity Plan pursuant to our director compensation policy, as reflected in the table below and as further described below under “Director Compensation.” All other future grants under the Restated Equity Plan are within the discretion of the Plan Administrator and the benefits of such grants are, therefore, not determinable. No shares of common stock have been issued with respect to the share increase for which stockholder approval is sought under this Proposal No. 4.

Name and Position	Number of Shares Subject to RSUs
Jared Isaacman, Chief Executive Officer	—
Brad Herring, Chief Financial Officer	—
Taylor Lauber, President & Chief Strategy Officer	—
Jordan Frankel, General Counsel, Executive Vice President, Legal, Human Resources and Compliance and Secretary	—
Executive Officers, as a group	—
Non-Employee Directors, as a group	$649,800(1)
Employees other than Executive Officers, as a group	—

(1)

The actual number of RSUs to be awarded is calculated by dividing (a) the target grant value of the RSU award, by (b) the average closing price per share of our common stock on NYSE on the date of grant.

Plan Benefits

The table below shows, as to our named executive officers and the various indicated groups, the number of shares of common stock subject to awards granted under the Existing Plan to date that were outstanding as of December 31, 2021:

Name and Position	Number of Shares Subject to Restricted Stock Awards/RSUs(2)
Jared Isaacman, Chief Executive Officer	—
Brad Herring, Chief Financial Officer	28,186
Taylor Lauber, President & Chief Strategy Officer	103,548
Jordan Frankel, General Counsel, Executive Vice President, Legal, Human Resources and Compliance and Secretary	190,505
Executive Officers, as a group	322,239
Non-Employee Directors, as a group (1)	6,762
Nominees for election as Directors	—
Each associate of any of any such Directors, Executive Officers or Nominees	—
Each other person who received or is to receive 5% of such options, warrants or rights	—
Employees other than Executive Officers, as a group	2,080,455

(1)

All of the non-employee members of our Board will, upon re-election to the Board at the Annual Meeting, receive an automatic award of restricted stock units to purchase shares of common stock under the Restated Equity Plan pursuant to our director compensation policy, as described above under “Compensation of Directors.” Our current non-employee directors are the only nominees for election as directors.

(2)	Restricted stock units that are subject to performance-based vesting are reflected assuming “target” performance.

(3)	All other future grants under the Restated Equity Plan are within the discretion of the Plan Administrator and the benefits of such grants are, therefore, not determinable.

Vote Required

This proposal requires the affirmative vote of the holders of a majority of the votes cast. Abstentions and broker non-votes will not be counted in determining the number of votes cast, and thus will not affect the voting results of this proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the Approval of the Amended and Restated Shift4 Payments, Inc. 2020 Incentive Award Plan.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed the audited consolidated financial statements of Shift4 Payments, Inc. (the “Company”) for the fiscal year ended December 31, 2021 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm the matters that they are required to provide to the Audit Committee, including the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

Nancy Disman (Chair)

Karen Roter Davis

Jonathan Halkyard

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS

The following table summarizes the fees of PricewaterhouseCoopers LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:

Fee Category	2021	2020
Audit Fees	$3,060,411	$4,275,000
Audit-Related Fees	176,181	-
Tax Fees	1,538,236	2,288,611
All Other Fees	954	954

Total Fees	$4,775,782	$6,564,565

Audit Fees

Audit fees in 2021 and 2020 consisted of professional services rendered in connection with the audit of our annual consolidated financial statements and the review of our interim quarterly condensed consolidated financial statements. Additionally, audit fees included assurance and associated services related to debt and equity offerings, as well as various consultation matters. Audit fees in 2020 also included services related to our IPO.

Audit-Related Fees

Audit-related fees in 2021 consisted of due diligence services rendered for a potential acquisition. There were no such fees incurred in 2020.

Tax Fees

Tax fees in 2021 and 2020 consisted of fees for professional services related to tax compliance, tax advice and tax planning, including consultation on tax matters and assistance regarding federal, state and local tax compliance.

All Other Fees

All other fees in 2021 and 2020 consisted of a licensing fee for the use of disclosure checklist software.

Audit Committee Pre-Approval Policy and Procedures

The Audit Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage PricewaterhouseCoopers LLP to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by PricewaterhouseCoopers LLP has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. On a periodic basis, the Audit Committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by PricewaterhouseCoopers LLP without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations.

EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name	Age	Position
Jared Isaacman (1)	39	Founder, Chief Executive Officer and Chairman of the Board of Directors
Jordan Frankel (2)	39	General Counsel, Executive Vice President, Legal, Human Resources and Compliance and Secretary
Bradley Herring (3)	52	Chief Financial Officer
Taylor Lauber (4)	38	President and Chief Strategy Officer

(1)        See biography on page 10 of this proxy statement.

(2)        Jordan Frankel has served as Shift4 Payments, Inc.’s General Counsel and Secretary since its formation, and Executive Vice President, Legal, Human Resources and Compliance and a member of the board of managers of Shift4 Payments, LLC since 2014. From 2011 to 2019, Mr. Frankel also served as a member of the board of directors of Draken International, a provider of contract air services. He holds a Bachelor of Finance and Marketing from the Syracuse University Martin J Whitman School of Management and a Juris Doctor and Masters in Business Administration from the Quinnipiac University School of Law and Quinnipiac University Lender School of Business, respectively.

(3)        Bradley Herring has served as Shift4 Payments, Inc.’s Chief Financial Officer since its formation and as Chief Financial Officer of Shift4 Payments, LLC since October 2019. Prior to joining Shift4, from 2016 to 2019, Mr. Herring served as Chief Financial Officer of Elavon, Inc., a processor of credit card transactions. Mr. Herring also served as Chief Financial Officer of the digital banking group of Fiserv, a provider of online banking and online payment services, from 2012 to 2015. He was also the Vice President of Global Operations for Equifax for five years, from 2008 to 2013. Mr. Herring has passed the Series 7 General Securities Representative Exam, administered by the Financial Industry Regulatory Authority, Inc. He holds a Bachelor of Arts degree in Management and Economics and a Masters of Business Administration from Georgia Institute of Technology Scheller College of Business.

(4)        Taylor Lauber has served as Shift4 Payments, Inc.’s President since February 2022 and Chief Strategy Officer since its formation. He previously served as Senior Vice President., Strategic Projects of Shift4 Payments, LLC from 2018 to 2022. Prior to joining Shift4, from 2010 to 2018, he served as a Principal at The Blackstone Group, L.P. Mr. Lauber also spent from 2005 to 2010 at Merrill Lynch as a Financial Advisor, where he advised numerous Fortune 500 companies and their executives on capital markets transactions. Mr. Lauber has passed the Series 7 General Securities Representative Exam, Series 66 Uniform Combined State Law Exam and Series 27 Financial and Operations Principal Exam, all administered by the Financial Industry Regulatory Authority, Inc. He holds a Bachelor of Economics and Finance from Bentley College.

CORPORATE GOVERNANCE

General

Our Board of Directors has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics, and charters for our Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines, and our Code of Business Conduct and Ethics in the “Governance” section under “Governance Documents” of our investor relations page of our website located at investors.shift4.com, or by writing to our Secretary at our offices at 2202 N. Irving St., Allentown, Pennsylvania 18109.

Board Composition

Our Board of Directors currently consists of seven members: Jared Isaacman, Christopher Cruz, Karen Roter Davis, Nancy Disman, Sarah Goldsmith-Grover, Jonathan Halkyard and Donald Isaacman. As set forth in our Amended and Restated Certificate of Incorporation, the Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the authorized number of directors may be changed only by resolution of the Board of Directors (provided that such number shall not be less than the aggregate number of directors that the parties to the Stockholders Agreement are entitled to designate from time to time). Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of our capital stock entitled to vote in the election of directors.

Stockholders Agreement

In connection with our IPO in June 2020, we entered into the Stockholders Agreement with Searchlight and Rook, granting them certain board designation rights so long as they maintain a certain percentage of ownership of our outstanding common stock.

Pursuant to the Stockholders Agreement, Searchlight is entitled to designate for nomination by the Board up to two directors, apportioned among the classes, for as long as Searchlight beneficially owns, in the aggregate, 25% or more of our Class A common stock; and one director for so long as Searchlight beneficially owns, in the aggregate, less than 25% but at least 10% of our Class A common stock (the “Searchlight director nominees”). In connection with the IPO, Searchlight designated Mr. Cruz as one of its nominees for election to our Board. As of April 14, 2022, Searchlight beneficially owned 1.1% of our Class A common stock (including (i) LLC Interests redeemable or exchangeable by Searchlight for shares of Class A common stock pursuant to the Shift4 Payments LLC Agreement and (ii) any shares of Class C common stock beneficially owned by Searchlight) and is currently not entitled to designate a nominee for election to our Board. A majority of the directors (with the Searchlight designees abstaining) agreed in writing that the Searchlight designee is not required to resign as a result of such decrease in designation rights. Rook is entitled to designate for nomination by the Board two directors for so long as it beneficially owns in the aggregate 25% or more of all issued and outstanding shares of Class A common stock and one director for so long as Rook beneficially owns, in the aggregate, less than 25% but at least 10% of our Class A common stock (the “Rook director nominees”). Rook has designated Mr. D. Isaacman and Mr. J. Isaacman (by virtue of his role as Chief Executive Officer), to be its nominees for election to our Board. So long as Jared Isaacman serves as the Chief Executive Officer of the Company, he shall be nominated by the Board in that capacity and shall serve as one of the Rook director nominees.

In addition, Rook and Searchlight have agreed to vote all of their outstanding shares of our common stock so as to cause the election of the Rook director nominees, which shall include Jared Isaacman, for as long as he is our Chief Executive Officer. The Stockholders Agreement allows for the Board of Directors to reject the nomination, appointment or election of a particular director if such nomination, appointment or election would constitute a breach of the Board’s fiduciary duties to our stockholders or does not otherwise comply with any requirements of our Amended and Restated Certificate of Incorporation, our Amended and Restated Bylaws, the Nominating and Corporate Governance Committee Charter or the Corporate Governance Guidelines.

The Stockholders Agreement will terminate upon the earlier to occur of (i) each of Searchlight and Rook cease to own any of our Class A common stock, Class B common stock or Class C common stock, (ii) each of Searchlight and Rook cease to have board designation rights under the Stockholders Agreement, or (iii) by unanimous consent of Searchlight and Rook. For more information, see “Certain Relationships and Related Party Transactions—Stockholders Agreement”.

Family Relationships

Mr. D. Isaacman, one of our directors, is the father of Mr. J. Isaacman, our Founder, Chief Executive Officer and a member of our board of directors. Other than discussed above, there are no family relationships between or among any of our directors, executive officers or person nominated or chosen to become a director or executive officer.

Director Independence

Karen Roter Davis, Nancy Disman and Jonathan Halkyard each qualify as “independent” in accordance with the listing requirements of The New York Stock Exchange (the “NYSE”). In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. Based on his relationship with either the Company or Searchlight, as applicable, each of Christopher Cruz, Donald Isaacman and Jared Isaacman does not qualify as independent under the NYSE Rules.

Controlled Company Exemption

Jared Isaacman, our Founder, Chief Executive Officer and Chairman of the Board of Directors, has more than 50% of the voting power of our common stock. As a result, we are a “controlled company” within the meaning of the corporate governance standards of the NYSE rules and intend to elect not to comply with certain corporate governance standards, including that: (1) a majority of our Board of Directors consists of “independent directors,” as defined under the rules of the NYSE; (2) we have a nominating and corporate governance committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; (3) we have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; and (4) we perform annual performance evaluations of the nominating and corporate governance and compensation committees. We intend to continue to rely on the foregoing exemptions provided to controlled companies under the NYSE rules. Therefore, we may not have a majority of independent directors on our Board of Directors, an entirely independent nominating and corporate governance committee, an entirely independent compensation committee or perform annual performance evaluations of the nominating and corporate governance and compensation committees unless and until such time as we are required to do so. Accordingly, you may not have the same protections afforded to stockholders of companies that are subject to all of these corporate governance requirements.

In the event that we cease to be a “controlled company” and our shares continue to be listed on the NYSE, we will be required to comply with these provisions within the applicable transition periods.

Director Candidates

The Nominating and Corporate Governance Committee is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board. To facilitate the search process, the Nominating and Corporate Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee for candidates for election as a director. Under the Stockholders Agreement, the directors initially designated for election to the applicable classes by the Board (i) by Searchlight included Christopher Cruz and (ii) by Rook were Donald Isaacman and Jared Isaacman. As of April 14, 2022, Searchlight beneficially owned 1.1% of our Class A common stock (including (i) LLC Interests redeemable or exchangeable by Searchlight for shares of Class A common stock pursuant to the Shift4 Payments LLC Agreement and (ii) any shares of Class C common stock beneficially owned by Searchlight) and is currently not entitled to designate a nominee for election to our Board. A majority of the directors (with the Searchlight designees abstaining) agreed in writing that the Searchlight designee is not required to resign as a result of such decrease in designation rights. As of April 14, 2022, Rook beneficially owned 35.9% of our Class A common stock (including (i) LLC Interests redeemable or exchangeable by Searchlight for shares of Class A common stock pursuant to the Shift4 Payments LLC Agreement and (ii) any shares of Class C common stock beneficially owned by Searchlight) and is currently entitled to designate two nominees for election to our Board. Rook has designated Mr. D. Isaacman and Mr. J. Isaacman (by virtue of his role as Chief Executive Officer), to be its nominees for election to our Board.

In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, will consider candidates who have a high level of personal and professional integrity, strong ethics and values and the ability to make mature business judgments. In evaluating director candidates, the Nominating and Corporate Governance Committee and the Board may also consider the following criteria as well as any other factor that they may deem to be relevant: experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board. In addition, the Board will consider whether there are potential conflicts of interest with the candidate’s other personal and professional pursuits. Although the Board does not have a formal written diversity policy with respect to the evaluation of director candidates, in its evaluation of director candidates, the Nominating and Corporate Governance Committee will consider factors including, without limitation, issues of character, integrity, judgment, and diversity, and with respect to diversity, such factors as gender, race, ethnicity, experience, and area of expertise, as well as other individual qualities and attributes that contribute to the total diversity of viewpoints and experience represented on the Board.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate

Governance Committee, c/o Secretary, Shift4 Payments, Inc., 2202 N. Irving St., Allentown, Pennsylvania 18109. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Communications from Interested Parties

Anyone who would like to the independent members of the Board, the Chairperson of the Board, any chairperson of a Board committee, and the lead independent director, if any, about corporate governance, corporate strategy, Board-related matters or other substantive matters that our General Counsel and Chairperson of the Board consider to be important for the director(s) to know, by addressing any communications to the intended recipient by name or position in care of: General Counsel, 2202 N. Irving St., Allentown, Pennsylvania 18109 or jfrankel@shift4.com.

All communications, including shareholder recommendations of director candidates, must be accompanied by the following information regarding the person submitting the communication:

•	If the person is a shareholder, a statement of the type and amount of the securities of the Company that the person holds;

•	If the person submitting the communication is not a shareholder and is submitting the communication as an interested party, the nature of the person’s interest in the Company; and

•	The address, telephone number and e-mail address, if any, of the person.

Communications that are deemed to comply with this policy and to be appropriate for delivery will be forwarded to the Board or the relevant director(s). Communications (i) regarding individual grievances or other interests that are personal to the party submitting the communication; (ii) regarding ordinary business operations; and (iii) containing offensive, obscene or abusive content are considered inappropriate for delivery to directors, and will not be forwarded to them. The General Counsel may consult with the Chairperson of the Board and lead independent director, if any, when determining whether a communication is appropriate for delivery.

The General Counsel or his or her designee will send an acknowledgment of receipt to each Interested Party that submits a communication indicating that communications deemed to comply with this policy and to be appropriate for delivery to directors will be so delivered, but that it is not the practice of the directors to respond individually to the communications. Communications deemed to comply with this policy and to be appropriate for delivery will be delivered to the directors on a periodic basis, generally in advance of each regularly scheduled meeting of the Board.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee currently consists of Christopher Cruz, Karen Roter Davis, Nancy Disman, Sarah Goldsmith-Grover and Jonathan Halkyard, with Mr. Cruz serving as the Chair. No member of our Compensation Committee is an officer or employee of the Company. From April 2021 to May 2021, Ms. Goldsmith-Grover held the position of Interim Chief Marketing Officer for the Company.

Other than as disclosed above, during 2021, none of our executive officers served as a member of the board or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our Board or Compensation Committee.

Board Leadership Structure and Role in Risk Oversight

Our Amended and Restated Bylaws and Corporate Governance Guidelines provide our Board of Directors with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our

Company. Currently, the roles are combined, with Jared Isaacman serving as Chairman of the Board and Chief Executive Officer. Our Board has determined that combining the roles of Chairman of the Board and Chief Executive Officer is best for our Company and its stockholders at this time because it promotes unified leadership by Mr. J. Isaacman and allows for a single, clear focus for management to execute the Company’s strategy and business plans. Our Board is comprised of individuals with extensive experience in finance, the payments industry and public company management. For these reasons and because of the strong leadership of Mr. J. Isaacman, our Board has concluded that our current leadership structure is appropriate at this time.

However, our Board of Directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate. Our Corporate Governance Guidelines provide that whenever the Chairman of the Board is also a member of management or is a director that does not otherwise qualify as an independent director, the independent directors may elect a lead independent director whose responsibilities include, but are not limited to, presiding over all meetings of the Board at which the Chairman of the Board is not present, including any executive sessions of the independent directors; approving Board meeting schedules and agendas; and acting as the liaison between the independent directors and the Chairman of the Board, as appropriate. We currently do not have a lead independent director.

Risk assessment and oversight are an integral part of our governance and management processes. Our Board of Directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board of Directors at regular Board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks. Our Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various standing committees of the Board of Directors that address risks inherent in their respective areas of oversight. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure, including business continuity risks, such as risks relating to the COVID-19 pandemic, and our Audit Committee is responsible for overseeing our financial and cybersecurity risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related person transactions. Our Nominating and Corporate Governance Committee shall manage risks associated with the independence of the Board of Directors and potential conflicts of interest. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.

Executive Sessions of Non-Management Directors

As provided in the Corporate Governance Guidelines, the independent directors meet, without non-independent directors or management present on a regularly scheduled basis, but no less than twice per year. The Company holds an executive session including only independent directors at least once per year. Nancy Disman, the Chair of our Audit Committee, or another independent director currently presides over executive sessions of independent directors and non-management directors.

Code of Business Conduct and Ethics

We have a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the Code of Business Conduct and Ethics on our investor relations website, investors.shift4.com, in the “Governance” section under “Governance Documents.” In addition, we intend to post on our website all disclosures that are required by law or the NYSE rules concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics.

Anti-Hedging Policy

Our Board of Directors has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees. Unless specifically approved in advance by the Company’s General Counsel, the policy prohibits our directors, officers and employees and any entities they control from purchasing financial instruments, such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer, director, or employee to no longer have the same objectives as the Company’s other stockholders.

Attendance by Members of the Board of Directors at Meetings

There were four meetings of the Board of Directors during the fiscal year ended December 31, 2021. During the fiscal year ended December 31, 2021, each director attended 100% of the aggregate of (i) all meetings of the Board of Directors and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.

Under our Corporate Governance Guidelines, which is available on our investor relations website at investors.shift4.com, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting is expected to notify the Chairperson of the Board or the chairperson of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances directors will attend.

COMMITTEES OF THE BOARD

Our Board has established an Audit Committee, a Compensation Committee and Nominating and Corporate Governance Committee, each of which operates under a written charter that has been approved by our Board.

The members of each of the Board committees and committee Chairpersons are set forth in the following chart.

Name	Audit	Compensation	Nominating and Corporate Governance
Christopher Cruz		Chair	X
Karen Roter Davis	X	X
Nancy Disman	Chair	X	X
Sarah Goldsmith-Grover		X	X
Jonathan Halkyard	X	X	Chair
Jared Isaacman			X

Audit Committee

Our Audit Committee’s responsibilities include:

•	appointing, approving the fees of, retaining and overseeing our independent registered public accounting firm;

•	discussing with our independent registered public accounting firm their independence from management;

•	discussing with our independent registered public accounting firm any audit problems or difficulties and management’s response;

•	approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

•	discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC;

•	reviewing our policies on risk assessment and risk management;

•	reviewing related person transactions;

•

establishing procedures for the confidential anonymous submission of complaints regarding questionable accounting, internal controls or auditing matters, and for the confidential anonymous submission of concerns regarding questionable accounting or auditing matters; and

•	preparing the audit committee report required by the SEC rules (which is included on page 25 of this proxy statement).

The Audit Committee charter is available on our investor relations website at investors.shift4.com. The members of the Audit Committee are Karen Roter Davis, Nancy Disman and Jonathan Halkyard. Ms. Disman serves as the Chair of the committee. Our Board has affirmatively determined that each of Ms. Davis, Ms. Disman, and Mr. Halkyard is independent for purposes of serving on an audit committee under Rule 10A-3 promulgated under the Exchange Act (“Rule 10A-3”) and the NYSE Rules, including those related to Audit Committee membership.

The members of our Audit Committee meet the requirements for financial literacy under the applicable NYSE Rules. In addition, our Board of Directors has determined that Ms. Disman and Mr. Halkyard each qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. No Audit Committee member currently serves on the audit committee of more than three public companies.

The Audit Committee met four times in 2021.

Compensation Committee

Our Compensation Committee is responsible for assisting the Board in the discharge of its responsibilities relating to the compensation of our executive officers. In fulfilling its purpose, our Compensation Committee has the following principal duties:

•	reviewing and approving, or recommending for approval by the Board, the compensation of our CEO and our other executive officers;

•	reviewing and approving, or recommending for approval by the Board, our incentive compensation and equity-based plans, policies and programs;

•	reviewing and making recommendations to the Board of Directors with respect to director compensation;

•	reviewing and discussing annually with management our “Compensation Discussion and Analysis,” to the extent required;

•	reviewing and making recommendations to the Board regarding any employment agreements and any severance arrangements or plans; and

•	preparing the annual compensation committee report, to the extent required by SEC rules.

The Compensation Committee generally considers the Chief Executive Officer’s recommendations when making decisions regarding the compensation of non-employee directors and executive officers (other than the Chief Executive Officer). Pursuant to the Compensation Committee’s charter, which is available on our investor relations website at investors.shift4.com, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. Since January 2021, the Compensation Committee has engaged Semler Brossy a compensation consulting firm, to assist in making decisions regarding the amount and types of compensation to provide our executive officers and non-employee directors. As part of this process, the Compensation Committee provided a compensation assessment comparing our compensation to that of a group of peer companies within our industry and met with the Compensation Committee to discuss our executive compensation and to receive input and advice. Semler Brossy reports directly to the Compensation Committee. The Compensation Committee has considered the adviser independence factors required under SEC rules as they relate to Semler Brossy and has determined that Semler Brossy’s work does not raise a conflict of interest.

The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time.

The members of our Compensation Committee are Christopher Cruz, Karen Roter Davis, Nancy Disman, Sarah Goldsmith-Grover, and Jonathan Halkyard. Mr. Cruz serves as the Chair of the Compensation Committee. For so long as the Company is a controlled company under the rules of the NYSE, the Committee members need not satisfy the independence requirements of the NYSE. Each of Ms. Davis, Ms. Disman, and Mr. Halkyard qualifies as an independent director under NYSE’s heightened independence standards for members of a compensation committee. Each of Mr. Cruz, Ms. Disman, and Mr. Halkyard qualifies as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act.

The Compensation Committee met five times in 2021.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee’s responsibilities include:

•	identifying individuals qualified to become board members;

•	recommending to the Board of Directors the persons to be nominated for election as directors and to each board committee;

•	developing and recommending to the Board of Directors corporate governance guidelines; and

•	overseeing an annual evaluation of the Board of Directors.

The Nominating and Corporate Governance Committee charter is available on our website at investors.shift4.com. The members of our Nominating and Corporate Governance Committee are Christopher Cruz, Nancy Disman, Sarah Goldsmith-Grover, Jonathan Halkyard and Jared Isaacman. Mr. Halkyard serves as the Chair of the Nominating and Corporate Governance Committee. For so long as the Company is a controlled company under the rules of the NYSE, the Committee members need not satisfy the independence requirements of the NYSE. Each of Ms. Disman and Mr. Halkyard qualifies as independent under the NYSE Rules. The Nominating and Corporate Governance Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders.

The Nominating and Corporate Governance Committee met four times in 2021.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

In this Compensation Discussion and Analysis (“CD&A”) set forth below, we provide an overview of the compensation awarded to or earned by our named executive officers (“NEOs”) identified in the Summary Compensation Table below during fiscal 2021. The following discussion and analysis details the company’s philosophy and policies regarding executive compensation, the process that is used to set executive compensation within the company, the elements of our executive compensation program, and the role of our compensation committee in setting executive compensation.

In 2021, our “named executive officers,” which consists of our principal executive officer, our principal financial officer and our two other executive officers. With respect to fiscal year 2021, their positions were as follows:

•	Jared Isaacman, Chief Executive Officer;

•	Brad Herring, Chief Financial Officer;

•	Taylor Lauber, President & Chief Strategy Officer; and

•	Jordan Frankel, General Counsel, Executive Vice President, Legal, Human Resources and Compliance and Secretary; and

We had no other executive officers with respect to fiscal year 2021.

This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from the currently planned programs summarized in this discussion.

Executive Summary

2021 Performance Highlights and Pay for Performance.

Our executive compensation programs are designed to deliver pay in accordance with corporate and individual performance, rewarding superior performance and providing consequences for underperformance. We believe that the compensation of our NEOs for fiscal year 2021 was aligned with the Company’s performance during 2021 and as such our program is weighted heavier towards equity rather than cash compensation. We believe this rewards our executives for long-term shareholder value creation. The primary objectives of our program are:

•	Attract and retain executives who have requisite leadership skills to support the Company’s culture, accomplish strategic priorities, and create shareholder value;

•	Maximize long-term shareholder value through alignment of executive shareholder interests; and

•	Provide total compensation opportunities that are anchored to a competitive pay assessment

In order to align pay with performance, a significant portion of our NEOs’ compensation is delivered in the form of equity awards and annual cash incentives, each of which depends on our actual performance. For fiscal year 2021, approximately 75% of our NEOs’ total target compensation was in the form of restricted stock units (“RSUs”), which will vest based on time. Approximately 99% of our CEO’s total target compensation was in the form of RSUs.

2021 Compensation Highlights.

Consistent with our compensation philosophy, key compensation decisions for 2021 included the following:

•

Base Salaries and Target Annual Cash Incentive Opportunities. The 2021 base salaries and target bonuses for our NEOs remained level or were increased in order to position base salaries and target bonuses at closer to the median of market, based on the market analysis of our independent compensation consultant, as described further below.

•

Annual Cash Incentives. For 2021, our compensation committee (the “Compensation Committee”) selected performance goals for our performance-based annual bonus program that were intended promote our business plan and short-term goals, including with respect to our core reportable metrics: End to End Payments volume with a threshold of $27.75B, target of $37.0B, and maximum of $46.25B, Gross Revenue less Network Fees with a threshold of $357.0M, target of $476.0M, and a maximum of $595.0M, and Adjusted EBITDA with a threshold of $123.75M, target of $165.0M, and a maximum of $206.25M (the “Metrics”) Based on the Metrics, the NEOs’ performance goals exceeded the target, however, in consultation with the CEO, as a result of the uncertainty in the market generally, the Compensation Committee determined to grant such annual bonuses to the NEOs (other than the CEO) at 100% of target.

•

Equity-Based Long Term Incentives. In 2021, we granted approximately 75% of our NEOs’ target direct compensation as equity-based compensation in the form of RSUs. The number of restricted stock units granted was determined by the Compensation Committee, who considered the Metrics, as well as general market conditions, responses to unexpected events, strategic positioning and M&A, and board interaction and processes. We believe that RSUs effectively align the interests of our executives with those of our stockholders by directly linking compensation to the value of our common stock. In addition, we believe that RSUs provide additional retentive value.

Compensation Governance and Best Practices.

We are committed to having strong governance standards with respect to our compensation programs, procedures and practices. Our key compensation practices include the following:

What We Do		What We Do Not Do
✓	Emphasize performance-based, at risk compensation.	X	Do not grant uncapped cash incentives or guaranteed equity compensation.
✓	Emphasize the use of equity compensation to promote executive retention and reward long-term value creation.	X	Do not provide any compensation-related tax gross-ups.
✓	Weight the overall pay mix towards incentive compensation for senior executives.
✓	Engage an independent compensation consultant to advise our Compensation Committee.

Executive Compensation Objectives and Philosophy

Shift4’s compensation practices for both the CEO and other NEOs are influenced by Mr. J. Isaacman’s status as Shift4’s Founder, CEO, Chair of the Board, and largest shareholder. Given Mr. J. Isaacman’s large equity stake in the company, his compensation program is designed to be almost entirely delivered in equity to maintain his alignment with shareholder interests and the long-term health of the Company.

Compensation programs for our NEOs are developed by the Compensation Committee in conjunction with input from Mr. J. Isaacman and are intended to align with our compensation principles above as well as being fair, simple, and performance driven:

•	Fairness is achieved by having compensation programs that are equitable across similarly situated employees,

•	Simplicity manifests in a compensation program that provides reasonable cash compensation and meaningful equity awards that align executives with long-term shareholder interests, and

•

Performance alignment is created through a combination of annual cash incentives and RSUs that vest over a three-year period that link executives’ financial opportunities to shareholder value and company performance.

Equity is the main driver of market positioning for the executive group, as equity grants are intended to bring the CEO and other NEOs to desired market positioning levels. Further discussion of CEO compensation can be found in the section titled “2021 CEO Compensation”.

The key objective in our executive compensation program is to attract, motivate, and reward leaders who create an inclusive and diverse environment and have the skills and experience necessary to successfully execute on our strategic plan to maximize stockholder value. Our executive compensation program is designed to:

•	Attract and retain talented and experienced executives in a competitive and dynamic market;

•	Motivate our NEOs to help our company achieve the best possible financial and operational results;

•	Provide reward opportunities consistent with our performance on both a short-term and long-term basis; and

•	Align the long-term interests of our NEOs with those of our stockholders.

We strive to set our overall total compensation at a competitive level. Executives may be compensated above or below the targeted market position based on factors such as experience, performance, scope of position and the competitive demand for proven executive talent, as described further below under “Determination of Executive Compensation.”

Determination of Executive Compensation

Role of Board of Directors, Compensation Committee and Executive Officers

The Compensation Committee is responsible for establishing and overseeing our executive compensation programs and annually reviews and determines the compensation to be provided to our NEOs, other than with respect to our CEO, whose compensation is determined by the Board in concert with the Compensation Committee.

In setting executive compensation, the Compensation Committee considers a number of factors, including the recommendations of our Chief Executive Officer (other than with respect to the Chief Executive Officer’s own compensation) current and past total compensation, competitive market data and analysis provided by the Compensation Committee’s independent compensation consultant, Company performance and each executive’s impact on performance, each executive’s relative scope of responsibility and potential, each executive’s individual performance and demonstrated leadership, and internal equity pay considerations. Our Compensation Committee determined the size and terms and conditions of the RSU grants made to our named executive officers, incorporating performance and market data for similarly situated executives at peer companies. Our Chief Executive Officer’s recommendations are based on his evaluation of each other NEO’s individual performance and contributions, of which our Chief Executive Officer has direct knowledge. Our Board makes decisions regarding our Chief Executive Officer’s compensation, following recommendation from the Compensation Committee.

Role of Compensation Consultant

In order to design a competitive executive compensation program that will continue to attract top executive talent and reflect our compensation philosophy, our Compensation Committee has retained Semler Brossy as an independent compensation consultant to provide executive compensation advisory services, help evaluate our compensation philosophy and objectives and provide guidance in administering our executive compensation program. The Compensation Committee has evaluated Semler Brossy’s independence pursuant to the requirements of NYSE and SEC rules and has determined that Semler Brossy does not have any conflicts of interest in advising the Compensation Committee. Semler Brossy did not provide any other services to the Company in 2021.

To determine competitiveness of executive officer’s total direct compensation, our Compensation Committee, with assistance from Semler Brossy and input from the CEO, review the compensation practices and pay levels of our compensation peer group.

In developing this peer group, the Compensation Committee considered:

•	The competitive market for talent (direct competitors and companies from which we source and potentially lose executive talent);

•	Scale and complexity (focus on Companies within a reasonable revenue range with similar growth characteristics);

•	Proximity to IPO (with a preference for companies of similar public maturity);

•	Geography; and

•	Company business characteristics (for example, newly public payments companies, payments-adjacent companies with similar high growth characteristics, etc.)

After considering the above factors, the Compensation Committee approved the following peer group for 2021 compensation decisions:

ACI Worldwide	Avalara	Black Knight
Bottomline Technologies	Evertec	Evo Payments
Euronet	FLEETCOR Technologies	Grubhub
I3 Verticals	Q2 Holdings	Trip Advisor
Tyler Technologies	WEX	Yelp

As of October 19, 2021, as compared to such peer group, we were positioned near but not above the median for both (i) revenue for the preceding four quarters and (ii) 30 day average market cap.

In July & October 2021, Semler Brossy provided an analysis of data derived from (i) members of our peer group and (ii) the Radford survey, a compensation survey similarly sized technology companies from the Radford survey database. For 2021, the Compensation Committee used Semler Brossy’s analysis to help structure a competitive executive compensation program, position executive compensation by considering market data, and make individual compensation decisions based on comparable positions at companies with which we compete for talent. While the Compensation Committee does not establish compensation levels solely based on a review of competitive data or benchmark to any particular level, it believes such data is a useful tool in its deliberations as our compensation policies and practices must be competitive in the marketplace for us to be able to attract, motivate and retain qualified executive officers.

Elements of the Company’s Executive Compensation Program

Compensation for each named executive officer generally consisted of a base salary, annual cash incentive (other than for Mr. J. Isaacman), equity compensation, standard employee benefits and a retirement plan, as well as Company contributions to the retirement plan (other than for Mr. J. Isaacman). These elements (and the amounts of compensation and benefits under each element) were selected because we believe they are necessary to help us attract and retain executive talent which is fundamental to our success. Below is a more detailed summary of the current executive compensation program as it relates to our named executive officers.

2021 CEO Compensation

Mr. J. Isaacman’s annual cash compensation is comprised only of base salary and certain perquisites as described below under “-Employee Benefits and Perquisites,” as he does not receive an annual cash incentive award unlike our other NEOs. In addition, Mr. J. Isaacman was entitled to receive a RSU award in the first quarter of 2021 as determined by the Compensation Committee based on the Company’s performance, measured against our financial results from the prior fiscal year, as well as other strategic accomplishments. Mr. J. Isaacman’s RSU grants immediately vest on the date of grant per the terms of the Isaacman Employment Agreement (as defined below) that was entered into as part of our initial public offering. Mr. J. Isaacman’s compensation package is comprised almost entirely of equity, which is intended to align him further with shareholders given his position as the largest shareholder in the Company. Mr. J. Isaacman also participates in the Company’s benefit plans.

In fiscal year 2021, Mr. J. Isaacman received the following compensation:

•	Base Salary: $50,000

•	Annual Incentive: $0

•	RSU Grant: $5,749,961

Mr. J. Isaacman was granted 77,326 RSUs on March 9, 2021, which vested immediately upon grant per the Isaacman Employment Agreement. RSU grant levels are decided in conjunction with our year-end compensation decisions based on the Company’s performance against our financial goals from the prior fiscal year, success on strategic goals, and market pay levels. RSUs are granted in the first quarter of the following fiscal year, consistent with grant timing for additional RSUs granted to NEOs. The RSU grant is intended to position pay levels for Mr. J. Isaacman at a desired level of market competitiveness; as such, Mr. J. Isaacman’s pay levels are reviewed by the Compensation Committee and the independent compensation consultant to ensure alignment with market pay levels consistent with the approach taken with NEOs.

Salaries

The named executive officers receive a base salary to compensate them for services rendered to our Company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Each named executive officer’s initial base salary was provided as agreed to by the Committee. The actual base salaries paid to each named executive officer for 2020 are set forth above in the Summary Compensation Table in the column entitled “Salary.”

In October 2021, Mr. Frankel received an increase to his base salary from $175,000 to $350,000, and Mr. Lauber received an increase to his base salary from $250,000 to $350,000 to align the base salary compensation of our NEOs (other than the Chief Executive Officer) to $350,000. These adjustments were made after considering market data for their positions and to create internal equity among the management team with respect to an NEO’s fixed compensation.

Cash Incentive Compensation

Each of our NEOs (except for the Chief Executive Officer) participates in our annual cash incentive program. For all NEOs, target annual incentive levels are set at $225,000. Payouts under our annual cash incentive program are made based on input from the Chief Executive Officer and the Compensation Committee on performance against a variety of factors, including financial performance against the Metrics. After considering performance against the financial goals as well as an assessment of qualitative factors of performance including general market conditions and success on other strategic goals, the Chief Executive Officer recommended and the Committee approved annual incentive payouts at the target level for all the NEOs, except the Chief Executive Officer who does not receive an annual cash incentive payment.

The actual annual cash incentives awarded to each named executive officer, other than for Mr. J. Isaacman who is not entitled to a cash bonus, for 2021 performance are set forth above in the Summary Compensation Table in the column entitled “Non-Equity Incentive Compensation” and described below under “—Employment Agreements.”

Equity Compensation

2020 Incentive Award Plan

We maintain the 2020 Incentive Award Plan, or the 2020 Plan, in order to facilitate the grant of cash and equity incentives to directors, employees (including our named executive officers), and consultants of our company and certain of its affiliates and to enable our company and certain of its affiliates to obtain and retain services of these individuals, which is essential to our long-term success. The maximum number of shares of common stock reserved under the 2020 Plan is (i) 5,750,000 shares of our common stock and (iii) an annual increase on the first day of each year beginning in 2021 and ending in and including 2030, equal to the lesser of (A) 1% of the outstanding shares of all classes of our common stock on the last day of the immediately preceding fiscal year and (B) such lesser amount as determined by our Board of Directors. As of December 31, 2021, 6,604,646 restricted stock units were outstanding under the 2020 Plan.

The 2020 Plan provide our employees (including the named executive officers), consultants, non-employee directors, and other service providers and those of our affiliates the opportunity to participate in the equity appreciation of our business through the receipt of incentive and equity-based awards.

In 2021, we granted 1,408,962 RSUs to encourage a sense of proprietorship and stimulate interest in our development and financial success.

In 2021, we granted restricted stock units, referred to below as RSUs to Messrs. Frankel, Lauber, and Herring to encourage a sense of proprietorship and stimulate interest in our development and financial success. More specifically, we granted all three executives two grants of RSUs. The first grant was made to each of Messrs. Frankel, Lauber and Herring on March 9, 2021, with each grant having a grant date fair value equal to $650,000 and the second grant was made to each of Messrs. Frankel, Lauber and Herring on December 17, 2021, with each grant having a grant date fair value equal to $350,000. Each award will vest in three equal installments of one-third each on each of the first three anniversaries of the date of grant, subject to the respective NEO’s continued service through each vesting date. For information on the RSUs that we granted Mr. J. Isaacman, see “2021 CEO Compensation” above.

The grants made in December are part of our structural annual equity awards and made to each NEO each year. Following the conclusion of the fiscal year, the Compensation Committee reviews a variety of factors, including company performance against our financial goals from the prior fiscal year, success on strategic goals, and market pay levels and individual performance against performance criteria, informed by discussions with our Chief Executive Officer, and considers whether to make an additional equity award above the structural grant level. Any additional grants are made in the first quarter of the following year, as was done in March of 2021 for NEOs. Additional grants are intended to position pay levels for the NEOs at desired levels of market competitiveness; as such, pay levels are reviewed by the Compensation Committee and the independent compensation consultant to ensure alignment with market pay levels.

Other Elements of Compensation

Retirement Plans

We maintain a 401(k) retirement savings plan, or the 401(k) Plan, for our employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the 401(k) Plan on the same terms as other full-time employees. The Internal Revenue Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) Plan. Currently, we match contributions made by participants in the 401(k) Plan up to a specified percentage of the employee contributions, and these matching contributions vest over a period of time. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) Plan, and making matching contributions, adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies. We do not maintain any defined benefit pension plans or deferred compensation plans for our named executive officers.

RSU Match Plan

Separate from the 401(k) Plan, our named executive officers are eligible to participate in the RSU Match Plan on the same terms as other full-time employees. Currently, we match contributions made to the 401(k) plan up to a specified percentage of those contributions in RSUs. These RSUs are awarded the following year and vest equally over a three-year period. We believe that providing this additional incentive to employees encourages contribution to their 401(k) for tax-deferred retirement saving, adds to the overall desirability to our executive compensation package, and further aligns employees interests, including our named executive officers, with the long term success of the Company.

Employee Benefits and Perquisites

Health/Welfare Plans.

All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including:

•	medical, dental and vision benefits;

•	medical and dependent care flexible spending accounts;

•	short-term and long-term disability insurance;

•	life insurance

In addition, the Company pays automobile leasing payments, and automobile insurance and supplemental life insurance premiums, for the benefit of Mr. J. Isaacman and an automobile allowance for Messrs. Frankel and Lauber, each as set forth in the Summary Compensation Table, above.

We believe the perquisites and other benefits described above are necessary and appropriate to provide a competitive compensation package to our named executive officers.

No Tax Gross-Ups

We do not make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by the Company.

Derivatives Trading, Hedging, and Pledging Policies.

Our Insider Trading Policy provides that no employee, officer, or director may acquire, sell, or trade in any interest or position relating to the future price of Company securities, such as a put option, a call option or a short sale, or engage in hedging transactions. In addition, our Insider Trading Policy provides that no employee, officer, or director to may pledge Company securities as collateral to secure loans. This prohibition means, among other things, that these individuals may not hold Company securities in a “margin” account, which would allow the individual to borrow against their holdings to buy securities. An exception to this policy may be granted by the General Counsel. Note that the Company does not restrict the pledging of shares of the Company’s Class B Common stock and Class C common stock units of Shift4 Payments, LLC (“Shift4, LLC”) (including shares of Class A common stock of the Company issuable upon the redemption or exchange of such common units pursuant to Shift4 LLC’s operating agreement, dated June 4, 2020) to secure margin or other loans and any foreclosure by a lender with respect to such securities.

Section 409A.

The Compensation Committee takes into account whether components of the compensation for our executive officers will be adversely impacted by the penalty tax imposed by Section 409A of the Code, and aims to structure these components to be compliant with or exempt from Section 409A to avoid such potential adverse tax consequences.

Section 162(m).

Section 162(m) of the Code disallows a tax deduction to public companies for compensation in excess of $1 million paid to “covered employees,” which generally includes all NEOs. While the Compensation Committee may take the deductibility of compensation into account when making compensation decisions, the Compensation Committee will award compensation that it determines to be consistent with the goals of our executive compensation program even if such compensation is not deductible by us.

“Golden Parachute” Payments.

Sections 280G and 4999 of the Code provide that certain executive officers and other service providers who are highly compensated or hold significant equity interests may be subject to an excise tax if they receive payments or benefits in connection with a change in control of the Company that exceeds certain prescribed limits, and that we, or a successor, may forfeit a tax deduction on the amounts subject to this additional tax. While the Compensation Committee may take the potential forfeiture of such tax deduction into account when making compensation decisions, it will award compensation that it determines to be consistent with the goals of our executive compensation program even if such compensation is not deductible by us. We do not provide any tax gross-ups to cover excise taxes under Section 4999 in connection with a change in control.

Accounting for Share-Based Compensation.

We follow Financial Accounting Standard Board Accounting Standards Codification Topic 718, (“ASC Topic 718”), for our share-based compensation awards. ASC Topic 718 requires companies to measure the compensation expense for all share-based payment awards made to employees and directors, including stock options and RSUs, based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the compensation tables below, even though our NEOs may never realize any value from their awards.

Executive Compensation Tables

Summary Compensation Table

The following table sets forth information concerning the compensation of our named executive officers for our fiscal years ended December 31, 2019, December 31, 2020 and December 31, 2021.

Name and Principal Position	Year	Salary ($)	Bonus($) (1)	Stock Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)

Jared Isaacman Chief Executive Officer	2021	48,007		5,749,961		396,341 (3)		6,194,209

	2020	188,915	—	—		555,850		744,764

	2019	500,000	—	—		241,215		741,215

Brad Herring Chief Financial Officer	2021	328,461		1,000,000	225,000

Taylor Lauber Chief Strategy Officer	2021	248,846		1,000,000	225,000	30,800	(3)

	2020	230,769	112,500	15,672,040		22,804		16,038,113

Jordan Frankel General Counsel, Executive Vice President, Legal, Human Resources and Compliance and Secretary	2021	231,538		1,000,000	225,000	25,159	(3)

	2020	163,646	112,500	20,340,054		9,087		20,625,287
(1)	Amounts reflect annual discretionary bonuses in an aggregate amount equal to the amount set forth above.

(2)

Amounts reflect the full grant-date fair value of restricted stock units granted during 2021 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all restricted stock unit awards and option awards made to executive officers in Note 21 to our audited consolidated financial statements included in the 2021 Form 10-K.

(3)

For Mr. J. Isaacman, amounts reflect the following payments made by the Company: (a) supplemental life insurance premium payments in an aggregate amount equal to $207,447, (b) automobile lease payments in an aggregate amount equal to $22,300, (c) automobile insurance premium payments in an aggregate amount of $3,236 and (d) payment or reimbursement of legal fees in an aggregate amount equal to $163,258. For Messrs. Lauber and Frankel, amounts reflect automobile premium payments.

Grants of Plan-Based Awards in Fiscal 2021

The following table provides supplemental information relating to grants of plan-based awards made during fiscal 2021 to help explain information provided above in our Summary Compensation Table. This table presents information regarding all grants of plan-based awards occurring during fiscal 2021.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($) (3)
		Threshold($)	Target($)	Maximum($)
Jared Isaacman	3/9/2021				77,326	5,749,961
Brad Herring		$112,500	$225,000	$337,500
	3/9/2021				8,741	650,000
	12/14/2021				6,924	350,000
Jordan Frankel		$112,500	$225,000	$337,500
	3/9/2021				8,741	650,000
	12/14/2021				6,924	350,000
David Taylor Lauber		$112,500	$225,000	$337,500
	3/9/2021				8,741	650,000
	12/14/2021				6,924	350,000

(1)	Amounts reflects the target annual bonus payable under our annual cash incentive program. Please see the description of the annual bonus program under “Cash Incentive Compensation” in the CD&A above.

(2)

This amount reflects the number of time-vesting restricted stock units granted, each of which vests in three equal annual installments of one-third each on the first three anniversaries of the date of grant, subject to continued employment through each vesting date.

(3)

Amounts reflect the grant-date fair value in accordance with ASC Topic 718. We provide information regarding the assumptions used to calculate these values in Note 21 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021.

Executive Compensation Arrangements

Employment Agreements

As described below, the Company is currently party to employment agreements with Messrs. J. Isaacman and Lauber. The Company is currently not party to any employment agreement or offer letter with Messrs. Frankel and Herring.

Jared Isaacman

On May 31, 2020, the Company entered into an employment agreement with Mr. J. Isaacman, or the Isaacman Employment Agreement, pursuant to which Mr. J. Isaacman will continue to serve as Chief Executive Officer and be elected as a member of our Board of Directors. The Isaacman Employment Agreement became effective upon the IPO, with a three (3) year term, with subsequent automatic one-year renewals periods, unless the Company or Mr. J. Isaacman provides the other party with written notice of intent not to renew the Isaacman Employment Agreement.

Pursuant to the Isaacman Employment Agreement, Mr. J. Isaacman is entitled to an annual base salary of $50,000. At the discretion of our Board of Directors, Mr. J. Isaacman will be eligible to receive an annual cash bonus. Mr. J. Isaacman is entitled to receive annual restricted stock unit awards pursuant to the 2020 Plan that will not be subject to time or performance based vesting unless otherwise required by our compensation committee or our Board of Directors. The Isaacman Employment Agreement also provides that Mr. J. Isaacman is eligible to participate in all employee benefit programs made available to active employees and for the Company to pay or reimburse certain business and professional expenses, including automobile leases, automobile insurance and premiums for life insurance.

Pursuant to the Isaacman Employment Agreement, upon Mr. J. Isaacman’s death or disability, upon termination of Mr. J. Isaacman’s employment by the Company with or without Cause (as defined in the Isaacman Employment Agreement) or by Mr. J. Isaacman for any reason, Mr. J. Isaacman is entitled to payment of premiums for participation in the health plan pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”) for a period of up to 36 months following his termination date. These COBRA premium payments are the only severance benefits provided under the Isaacman Employment Agreement. No cash severance payments are provided under the Isaacman Employment Agreement.

Upon the occurrence of a change in control, all unvested equity awards held by Mr. J. Isaacman shall become fully vested and any awards, such as stock options, subject to exercisability will remain exercisable by Mr. J. Isaacman for up to the later of the exercise date set forth in the applicable award agreement and, if Mr. J. Isaacman’s employment has been terminated, 180 days following the date of termination.

The Isaacman Employment Agreement includes confidentiality and assignment of intellectual property provisions, and certain restrictive covenants, including one-year post-employment non-competition and non-solicitation of customer provisions. The Isaacman Employment Agreement also includes a “best pay” provision under Section 280G of the Code, pursuant to which any “parachute payments” that become payable to the executive will either be paid in full or reduced so that such payments are not subject to the excise tax under Section 4999 of the Code, whichever results in the better after-tax treatment to Mr. J. Isaacman.

Taylor Lauber

On February 12, 2018, the Company entered into an employment agreement with Mr. Lauber, or the Lauber Employment Agreement, providing for his employment as the Vice President of Strategic Projects. In 2020, Mr. Lauber accepted a new role of Chief Strategy Officer. The Lauber Employment Agreement has a three (3) year term, with subsequent automatic two-year renewal periods, unless the Company or Mr. Lauber provides the other party with written notice of intent not to renew the Lauber Employment Agreement.

Mr. Lauber is entitled to an annual base salary of $350,000. At the discretion of our compensation committee, Mr. Lauber will be eligible to receive an annual cash bonus. The Lauber Employment Agreement also provides that Mr. Lauber is eligible to participate in all employee benefit programs made available to active employees and for the Company to pay or reimburse certain business and professional expenses, including automobile leases, automobile insurance and other auto-related expenses. The Lauber Employment Agreement provides that the Company will reimburse Mr. Lauber of $2,000 monthly in auto-related expenses.

In connection with the IPO, Mr. Lauber received an award of RSUs, as described above in “—Equity Compensation”. In connection with the RSU grant, Mr. Lauber entered into a restricted stock unit award agreement, pursuant to which he waived all rights to receive the Transaction Bonus at any time, including upon the consummation of the IPO. The RSUs award was made to Mr. Lauber pursuant to the 2020 Plan.

In the event of Mr. Lauber’s termination of employment due to death or disability, Mr. Lauber is entitled to receive any accrued amounts.

The Lauber Employment Agreement includes confidentiality and assignment of intellectual property provisions, and certain restrictive covenants, including three-year post-employment non-competition and non-solicitation of customer provisions.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2021.

Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#) (2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)

Jared Isaacman	—	—	—

Brad Herring	6/8/20	11,595	671,698

	12/8/20	3,839	222,393

	3/9/21	5,828	337,616

	12/17/21	6,924	401,107

Taylor Lauber	6/8/20	86,957	5,037,419

	12/8/20	3,839	222,393

	3/9/21	5,828	337,616

	12/17/21	6,924	401,107

Jordan Frankel	6/8/20	173,914	10,074,838

	12/8/20	3,839	222,393

	3/9/21	5,828	337,616

	12/17/21	6,924	401,107

(1)	Represents the fair market value per share of our common stock of $57.93, as of December 31, 2021.

(2)	The RSUs vest annually in three equal installments of 1/3 each on each of the first three anniversaries of the date of grant.

Option Exercises and Stock Vested in Fiscal 2021

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)

Jared Isaacman	77,326	5,479,961

Brad Herring	16,679	1,544,471

Taylor Lauber	116,723	$11,310,121

Jordan Frankel	90,687	8,712,616

(1)	Amounts are calculated by multiplying the number of shares vested by our closing stock price on the vesting date.

Potential Payments Upon Termination or Change in Control

Jared Isaacman

Pursuant to the Isaacman Employment Agreement, upon Mr. J. Isaacman’s death or disability, upon termination of Mr. J. Isaacman’s employment by the Company with or without Cause (as defined in the Isaacman Employment Agreement) or by Mr. J. Isaacman for any reason, Mr. J. Isaacman is entitled to payment of premiums for participation in the health plan pursuant to COBRA for a period of up to 36 months following his termination date.

Upon the occurrence of a change in control, all unvested equity awards held by Mr. J. Isaacman shall become fully vested and any awards, such as stock options, subject to exercisability will remain exercisable by Mr. J. Isaacman for up to the later of the exercise date set forth in the applicable award agreement and, if Mr. J. Isaacman’s employment has been terminated, 180 days following the date of termination.

The Isaacman Employment Agreement includes confidentiality and assignment of intellectual property provisions, and certain restrictive covenants, including one-year post-employment non-competition and non-solicitation of customer provisions. The Isaacman Employment Agreement also includes a “best pay” provision under Section 280G of the Code, pursuant to which any “parachute payments” that become payable to the executive will either be paid in full or reduced so that such payments are not subject to the excise tax under Section 4999 of the Code, whichever results in the better after-tax treatment to Mr. J. Isaacman.

Brad Herring

In the event that Mr. Herring is terminated without Cause, resigns from the Company for Good Reason or is terminated due to Mr. Herring’s death, each, during the twelve-month period following a change in control, all of Mr. Herring’s outstanding RSUs will accelerate and vest in full. Mr. Herring is not entitled to any other payments upon a change in control.

Mr. Herring will be subject to one-year post-termination non-compete and non-solicit of employee and customer covenants.

Taylor Lauber

In the event that Mr. Lauber is terminated without Cause, resigns from the Company for Good Reason or is terminated due to Mr. Lauber’s death, each, during the twelve-month period following a change in control, all of Mr. Lauber’s outstanding RSUs will accelerate and vest in full. Mr. Lauber is not entitled to any other payments upon a change in control.

Mr. Lauber will be subject to one-year post-termination non-compete and non-solicit of employee and customer covenants.

Jordan Frankel

In the event that Mr. Frankel is terminated without Cause, resigns from the Company for Good Reason or is terminated due to Mr. Frankel’s death, each, during the twelve-month period following a change in control, all of Mr. Frankel’s outstanding RSUs will accelerate and vest in full. Mr. Frankel is not entitled to any other payments upon a change in control.

Mr. Frankel will be subject to one-year post-termination non-compete and non-solicit of employee and customer covenants.

Estimated Potential Payments

The following table summarizes the payments that would be made to our NEOs upon the occurrence of certain qualifying terminations of employment or a change in control, in any case, occurring on December 31, 2021. Amounts shown do not include (i) accrued but unpaid base salary through the date of termination or (ii) other benefits earned or accrued by the NEO during his employment that are available to all salaried employees, such as accrued vacation.

Name	Benefit	Termination Without Cause or for Good Reason / Cause (no Change in Control) ($)	Change in Control (no Termination) ($) (1)	Termination Without Cause or for Good Reason / Cause in Connection with a Change in Control ($)

Jared Isaacman	Cash	—	—	—
	Equity Acceleration	—	—	—
	Continued Healthcare	73,707 (2)	—	73,707 (2)
	Total (3)	73,707	—	73,707

Brad Herring	Cash	—	—	—
	Equity Acceleration (4)	—	—	$1,632,814
	Continued Healthcare	—	—	—
	Total (3)	—	—	$1,632,814

Taylor Lauber	Cash	—	—	—
	Equity Acceleration (2)	—	—	$5,998,535
	Continued Healthcare	—	—	—
	Total (3)	—	—	$5,998,535

Jordan Frankel	Cash	—	—	—
	Equity Acceleration (2)	—	—	$11,035,954
	Continued Healthcare	—	—	—
	Total (3)	—	—	$11,035,954

(1)	Assumes awards are not assumed or substituted in connection with the change in control.

(2)	Amount reflects Mr. J. Isaacman’s entitlement to payment of premiums for participation in the health plan pursuant to COBRA for a period of up to 36 months following his termination date.

(3)

Amounts shown are the maximum potential payment the NEO would have received as of December 31, 2021. Amounts of any reduction pursuant to the 280G best pay provision, if any, would be calculated upon actual termination of employment.

(4)

With respect to RSUs, the value of equity acceleration was calculated by multiplying the number of accelerated RSUs by $57.93, the closing trading price of our common stock on December 31, 2021. A substantial portion of such RSUs relate to the RSUs granted in connection with our initial public offering.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)	All Other Compensation ($)		Total ($)
Jonathan Halkyard	38,750		108,300			147,050
Nancy Disman	41,250		108,300			149,550
Christopher Cruz	35,000	(2)	108,300			143,300
Sarah Goldsmith Grover	36,250		108,300	148,848	(3)	293,398
Karen Roter-Davis (4)	16,875		108,300			125,175
Donald Isaacman	25,000		108,300			133,300
Andrew Frey (5)	14,375	(2)	108,300			122,675

(1)

Amounts reflect the full grant-date fair value of stock awards granted during 2021 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all stock awards made to our directors in Note 21 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021.

(2)	Amounts were paid directly to Searchlight.

(3)	Amount reflects compensation for Ms. Goldsmith-Grover’s services as an interim Chief Marketing Officer.

(4)	Ms. Roter Davis joined our Board on August 16, 2021.

(5)	Mr. Frey resigned from the Board on August 16, 2021. As a result of his resignation, he forfeited his grant of RSUs that he received in 2021.

The table below shows the aggregate numbers of option awards (exercisable and unexercisable) and unvested stock awards held as of December 31, 2021 by each non-employee director.

Name	Unvested Stock Awards Outstanding at 2021 Fiscal Year End
Jonathan Halkyard	1,143
Nancy Disman	1,143
Christopher Cruz	1,143
Sarah Goldsmith Grover	1,143
Karen Roter-Davis	1,047
Donald Isaacman	1,143
Andrew Frey	—

We maintain a compensation program for our non-employee directors under which each non-employee director receives the following amounts for their service on the Board:

•

RSUs with an aggregate fair value on the date of grant equal to the product of (i) $108,300 and (y) a fraction, the numerator of which is (x) 365 minus (y) the number of days in the period beginning on the date of the annual meeting immediately preceding the non-employee director’s start date and denominator of which is 365, upon the director’s initial election or appointment to the Board (the “Initial Award”);

•	RSUs with an aggregate fair value on the date of grant of $108,300 on the date of the annual meeting (the “Annual Award”);

•	an annual director fee of $50,000; and

•	if the director serves on a committee of our Board or in the other capacities stated below, an additional annual fee as follows:

○	chair of the audit committee, $20,000;

○	audit committee member other than the chair, $10,000;

○	chair of the compensation committee, $15,000;

○	compensation committee member other than the chair, $7,500;

○	chair of the nominating and corporate governance committee, $10,000; and

○	nominating and corporate governance committee member other than the chair, $5,000.

Initial Awards will vest in full on the first anniversary of the date of grant. Annual Awards will vest in full on the first anniversary of the date of grant. In addition, all unvested Initial Awards and Annual Awards vest in full upon the occurrence of a change in control.

Director fees under the program are payable in arrears in four equal quarterly installments, provided that the amount of each payment is prorated for any portion of a quarter that a director is not serving on our Board.

Compensation Risk Assessment

We have assessed our compensation programs for all employees and concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on us. Management has evaluated our executive and employee compensation and benefits programs to determine if these programs’ provisions and operations create undesired or unintentional risk of a material nature. The risk assessment process includes a review of program policies and practices; analysis to identify risks and risk controls related to our compensation programs; and determinations as to the sufficiency of risk identification, the balance of potential risk to potential reward, the effectiveness of our risk controls and the impacts of our compensation programs and their risks to our strategy. Although we periodically review all compensation programs, we focus on the programs with variability of payout, with the ability of a participant to directly affect payout and the controls on participant action and payout. In relation to this, we believe that our incentive compensation arrangements provide incentives that do not encourage risk taking beyond our ability to effectively identify and manage significant risks and are compatible with effective internal controls and our risk management practices.

The Compensation Committee monitors our compensation programs on an annual basis and expects to make modifications as necessary to address any changes in our business or risk profile.

Securities Authorized For Issuance under Equity Compensation Plans

Plan category:	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights		Weighted- Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Available for Future Issuance Under Equity Compensation Plans (excludes securities Reflected in first column) (3)
Equity compensation plans approved by security holders(1)	6,604,646	(2)	—	123,599
Equity compensation plans not approved by security holders	—		—	—

Total	6,604,646		$—	123,599

(1)	Consists of the Shift4 Payments, Inc. 2020 Stock Incentive Plan, as amended (the “2020 Plan”).

(2)	Consists of restricted stock units issued under the 2020 Plan.

(3)

Consists of 123,599 shares available for future issuance under the 2020 Plan. The 2020 Plan provides for an annual increase on the first day of each calendar year beginning January 1, 2021 and ending on and including January 1, 2030, equal to the lesser of (A) 1% of the aggregate number of shares of common stock outstanding on the final day of the immediately preceding fiscal year and (B) such smaller number of shares as is determined by the board of directors, provided that no more than 5,750,000 shares of our common stock may be issued pursuant to the exercise of incentive stock options.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis set forth above. Based on such review and discussions, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Christopher Cruz (Chair)

Karen Roter Davis

Nancy Disman

Sarah Goldsmith-Grover

Jonathan Halkyard

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our Class A common stock, Class B common stock and Class C common stock, for:

•	each person known by us to beneficially own more than 5% of our Class A common stock, Class B common stock or our Class C common stock;

•	each of our directors (which includes all nominees);

•	each of our named executive officers; and

•	each of our executive officers and directors as a group as of April 14, 2022, unless otherwise indicated.

We have based our calculation of the percentage of beneficial ownership on 52,834,142 shares of our Class A common stock outstanding, 26,272,654 shares of our Class B common stock outstanding and 4,302,657 shares of our Class C common stock outstanding as of April 14, 2022. The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC and includes voting or investment power with respect to securities. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. Unless otherwise indicated, the address of all listed stockholders is c/o Shift4 Payments, Inc., 2202 N. Irving St., Allentown, Pennsylvania 18109. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Unless otherwise indicated, the address of each beneficial owner listed below is 2202 N. Irving St., Allentown, Pennsylvania 18109. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

	Number of Shares of Class A common stock Beneficially Owned (1)	Percentage of Shares of Class A common stock Beneficially Owned	Number of Shares of Class B common stock Beneficially Owned	Percentage of Shares of Class B common stock Beneficially Owned	Number of Shares of Class C common stock Beneficially Owned	Percentage of Shares of Class C common stock Beneficially Owned	Combined Voting Power Percentage (2)
5% or Greater Stockholders
Wellington Management Group LLP (3)	6,002,582	11.4%	-	-	-	-	1.7%
Macquarie Group Limited (4)	5,523,531	10.5%	-	-	-	-	1.5%
Vanguard Group Inc. (5)	4,626,417	8.8%	-	-	-	-	1.3%
BlackRock, Inc. (6)	3,550,187	6.7%	-	-	-	-	1.0%
Ameriprise Financial, Inc. (7)	3,262,847	6.2%	-	-	-	-	*
Durable Capital Partners LP (8)	2,941,321	5.6%	-	-	-	-	*
Southpoint Capital Advisors LP (9)	2,900,000	5.5%	-	-	-	-	*
AllianceBernstein L.P. (10)	2,684,162	5.1%	-	-	-	-	*
Named Executive Officers and Directors
Jared Isaacman (11)	334,742	*	25,829,016	98.3%	3,788,113	88.0%	82.7%
Jordan Frankel (12)	273,980	*	-	-	-	-	*
Bradley Herring (13)	62,528	*	-	-	-	-	*
Taylor Lauber (14)	195,420	*	-	-	-	-	*

	Number of Shares of Class A common stock Beneficially Owned (1)	Percentage of Shares of Class A common stock Beneficially Owned	Number of Shares of Class B common stock Beneficially Owned	Percentage of Shares of Class B common stock Beneficially Owned	Number of Shares of Class C common stock Beneficially Owned	Percentage of Shares of Class C common stock Beneficially Owned	Combined Voting Power Percentage (2)
Donald Isaacman (15)	14,444	*	-	-	-	-	*
Christopher Cruz (16)	5,852	*	-	-	-	-	*
Karen Roter Davis (17)	1,047	*	-	-	-	-	*
Nancy Disman (18)	5,852	*	-	-	-	-	*
Sarah Goldsmith-Grover (19)	5,852	*	-	-	-	-	*
Jonathan Halkyard (20)	5,852	*	-	-	-	-	*
All executive officers and directors as a group (10 persons) (21)	905,569	1.7%	25,829,016	98.3%	3,788,113	88.0%	82.8%

*	Represents beneficial ownership of less than 1%.

(1)

Each common unit is redeemable from time to time at each holder’s option for, at our election (determined solely by our independent directors (within the meaning of the rules of the NYSE) who are disinterested), newly-issued shares of our Class A common stock on a one-for-one basis or a cash payment equal to a volume weighted average market price of one share of Class A common stock for each common unit redeemed, in each case, in accordance with the terms of the Shift4 Payments LLC Agreement; provided that, at our election (determined solely by our independent directors (within the meaning of the rules of the NYSE) who are disinterested), we may effect a direct exchange by Shift4 Payments, Inc. of such Class A common stock or such cash, as applicable, for such LLC Interests. The Continuing Equity Owners may exercise such redemption right for as long as their LLC Interests remain outstanding. See “Certain Relationships and Related Party Transactions—Shift4 Payments LLC Agreement.” Simultaneously with the payment of cash or shares of Class A common stock, as applicable, in connection with a redemption or exchange of LLC Interests pursuant to the terms of the Shift4 Payments LLC Agreement, a number of shares of our Class B common stock registered in the name of the redeeming or exchanging Continuing Equity Owner will be cancelled for no consideration on a one-for-one basis with the number of LLC Interests so redeemed or exchanged. In this table, beneficial ownership of LLC Interests has not been reflected as beneficial ownership of shares of our Class A common stock for which such LLC Interests may be exchanged.

(2)

Represents the percentage of voting power of our Class A common stock, Class B common stock and Class C common stock voting as a single class. Each share of Class A common stock entitles the registered holder thereof to one vote per share, each share of Class B common stock entitles the registered holder thereof to ten votes per share and each share of Class C common stock entitles the registered holder thereof to ten votes per share on all matters presented to stockholders for a vote generally, including the election of directors. The Class A common stock, Class B common stock and Class C common stock will vote as a single class on all matters except as required by law or our Amended and Restated Certificate of Incorporation.

(3)

Based solely on a Schedule 13G/A filed on February 10, 2022 by Wellington Management Group LLP. Consists of (i) 6,002,582 shares of our Class A common stock held of record by Wellington Management Group LLP, with sole voting power over no shares, shared voting power over 5,243,580 shares, sole dispositive power over no shares, and shared dispositive power over 6,002,582 shares; (ii) 6,002,582 shares of our Class A common stock held of record by Wellington Group Holdings LLP, with sole voting power over no shares, shared voting power over 5,243,580 shares, sole dispositive power over no shares, and shared dispositive power over 6,002,582 shares; (iii) 6,002,582 shares of our Class A common stock held of record by Wellington Investment Advisors Holdings LLP, with sole voting power over no shares, shared voting power over 5,243,580 shares, sole dispositive power over no shares, and shared dispositive power over 6,002,582 shares; and (iv) 5,785,549 shares of our Class A common stock held of record by Wellington Management Company, with sole voting power over no shares, shared voting power over 5,216,971 shares, sole dispositive power over no shares, and shared dispositive power over 5,785,549 shares. Wellington Management Group LLP is the parent holding company of certain holding companies and certain investment advisers (the “Wellington Investment Advisers”). Wellington Investment Advisors Holdings LLP controls directly, or indirectly through Wellington Management Global Holdings, Ltd., the Wellington Investment Advisers. Wellington Investment Advisors Holdings LLP is owned by Wellington Group Holdings LLP. Wellington Group Holdings LLP is owned by Wellington Management Group LLP. The principal business address of Wellington Management Group LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP, and Wellington Management Company LLP is c/o Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210.

(4)

Based solely on a Schedule 13G/A filed on February 11, 2022 by Macquarie Group Limited. Consists of (i) 27,412 shares of our Class A common stock held of record by Macquarie Bank Limited, with sole voting power over 27,412 shares, shared voting power over no shares, sole dispositive power over 27,412 shares, and shared dispositive power over no shares; (ii) 5,374,332 shares of our Class A common stock held of record by Macquarie Investment Management Business Trust with sole voting power over 5,358,096 shares, shared voting power over no shares, sole dispositive power over 5,358,096 shares, and shared dispositive power over no shares; (iii) 120,197 shares of our Class A common stock held of record by Ivy Investment Management Company with sole voting power over 120,197 shares, shared voting power over no shares, sole dispositive power over 120,197 shares, and shared dispositive power over no shares; and (iv) 1,590 shares of our Class A common stock held of record by Macquarie Investment Management Global Limited with sole voting power over 1,590 shares, shared voting power over no shares, sole dispositive power over 1,590 shares, and shared dispositive power over no shares. Macquarie Management Holdings Inc. may be deemed to beneficially own 5,374,332 shares of our Class A common stock due to its ownership of ownership of Macquarie Investment Management Business Trust. Macquarie Group Limited may be deemed to beneficially own 5,523,531 shares of our Class A common stock due to its ownership of Macquarie Bank Limited, Macquarie Management Holdings Inc., Macquarie Investment Management Business Trust, Ivy Investment Management Company and Macquarie Investment Management Global Limited. The principal business address of Macquarie Group Limited, Macquarie Bank Limited and Macquarie Investment Management Global Limited is 50 Martin Place Sydney, New South Wales, Australia. The principal business address of Macquarie Management Holdings Inc. and Macquarie Investment Management Business Trust is 2005 Market Street, Philadelphia, PA 19103. The principal business address of Ivy Investment Management Company is 6301 Glenwood St., Overland Park, KS 66202.

(5)

Based solely on a Schedule 13G/A filed on February 10, 2022 by The Vanguard Group. Consists of 4,626,417 shares of our Class A common stock held of record by The Vanguard Group, with sole voting power over no shares, shared voting power over 25,898 shares, sole dispositive power over 4,561,711 shares, and shared dispositive power over 64,706 shares. The Vanguard Group, Inc.’s clients, including investment companies registered under the Investment Company Act of 1940 and other managed accounts, have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the securities. The principal business address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(6)

Based solely on a Schedule 13G/A filed on February 8, 2022 by BlackRock, Inc. on behalf of itself and its subsidiaries BlackRock Advisors, LLC, Aperio Group, LLC, BlackRock (Netherlands) B.V., BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock (Luxembourg) S.A., BlackRock Investment

Management (Australia) Limited, BlackRock Advisors (UK) Limited, BlackRock Fund Advisors, and BlackRock Fund Managers Ltd. Consists of 3,550,187 shares of our Class A common stock held of record by BlackRock, Inc., with sole voting power over 3,415,575 shares, shared voting power over no shares, sole dispositive power over 3,550,187 shares, and shared dispositive power over no shares. The principal business address of BlackRock, Inc. is 100 Vanguard Blvd., Malvern, PA 19355.55 East 52nd Street, New York, NY 10055.

(7)

Based solely on a Schedule 13G filed on February 14, 2022 by Ameriprise Financial, Inc. Consists of 3,262,847 shares of our Class A common stock held of record by Ameriprise Financial, Inc., with sole voting power over no shares, shared voting power over 3,083,175 shares, sole dispositive power over no shares, and shared dispositive power over 3,262,847 shares. The principal business address of Ameriprise Financial, Inc. is 145 Ameriprise Financial Center, Minneapolis, MN 55474.

(8)

Based solely on a Schedule 13G filed on February 12, 2021 by Durable Capital Partners LP. Consists of (i) 2,941,321 shares of our Class A common stock held of record by Durable Capital Partners LP, with sole voting power over 2,941,321 shares, shared voting power over no shares, sole dispositive power over 2,941,321 shares, and shared dispositive power over no shares; (ii) 2,941,321 shares of our Class A common stock held of record by Durable Capital Associates LLC, with sole voting power over 2,941,321 shares, shared voting power over no shares, sole dispositive power over 2,941,321 shares, and shared dispositive power over no shares; and (iii) 2,941,321 shares of our Class A common stock held of record by Henry Ellenbogen, with sole voting power over 2,941,321 shares, shared voting power over no shares, sole dispositive power over 2,941,321 shares, and shared dispositive power over no shares. The shares reported as beneficially owned are solely held by Durable Capital Master Fund LP, the fund client of Durable Capital Partners LP. The principal business address of Durable Capital Partners LP, Durable Capital Associates LLC, and Henry Ellenbogen is 5425 Wisconsin Avenue, Suite 802, Chevy Chase, Maryland 20815.

(9)

Based solely on a Schedule 13G/A filed on February 10, 2022 by Southpoint Master Fund, LP. Consists of (i) 2,900,000 shares of our Class A common stock held of record by Southpoint Master Fund, LP, with sole voting power over no shares, shared voting power over 2,900,000 shares, sole dispositive power over no shares, and shared dispositive power over 2,900,000 shares; (ii) 2,900,000 shares of our Class A common stock held of record by Southpoint Capital Advisors LP, with sole voting power over no shares, shared voting power over 2,900,000 shares, sole dispositive power over no shares, and shared dispositive power over 2,900,000 shares; (iii) 2,900,000 shares of our Class A common stock held of record by Southpoint Capital Advisors LLC, with sole voting power over no shares, shared voting power over 2,900,000 shares, sole dispositive power over no shares, and shared dispositive power over 2,900,000 shares; (iv) 2,900,000 shares of our Class A common stock held of record by Southpoint GP, LP, with sole voting power over no shares, shared voting power over 2,900,000 shares, sole dispositive power over no shares, and shared dispositive power over 2,900,000 shares; (v) 2,900,000 shares of our Class A common stock held of record Southpoint GP, LLC, with sole voting power over no shares, shared voting power over 2,900,000 shares, sole dispositive power over no shares, and shared dispositive power over 2,900,000 shares; and (vi) 2,900,000 shares of our Class A common stock held of record John S. Clark II, with sole voting power over no shares, shared voting power over 2,900,000 shares, sole dispositive power over no shares, and shared dispositive power over 2,900,000 shares. The shares reported are held by Southpoint Master Fund, LP for which Southpoint Capital Advisors LP serves as the investment manager and Southpoint GP, LP serves as the general partner. Southpoint Capital Advisors LLC serves as the general partner of Southpoint Capital Advisors LP and Southpoint GP, LLC serves as the general partner of Southpoint GP, LP. John S. Clark II serves as the managing member of both Southpoint Capital Advisors LLC and Southpoint GP, LLC. Each of the reporting persons disclaims beneficial ownership of the shares reported herein. The principal business address of Southpoint Master Fund, LP, Southpoint Capital Advisors LP, Southpoint Capital Advisors LLC, Southpoint GP, LP, Southpoint GP, LLC, and John S. Clark II is 1114 Avenue of the Americas, 22nd Floor, New York, NY 10036.

(10)

Based solely on a Schedule 13G filed on February 14, 2022 by AllianceBernstein L.P. Consists of 2,684,162 shares of our Class A common stock held of record by AllianceBernstein L.P., with sole voting power over 2,494,862 shares, shared voting power over no shares, sole dispositive power over 2,664,777 shares, and shared dispositive power over 19,385 shares. The shares are held solely for investment purposes on behalf of client discretionary investment advisory accounts. The principal business address of AllianceBernstein L.P. is 1345 Avenue of the Americas, New York, NY 10105.

(11)

Consists of (a) 334,742 shares of Class A common stock, (b) 25,829,016 LLC Interests held by Rook, (c) 25,829,016 shares of Class B common stock held by Rook, and (d) 3,788,113 shares of Class C common stock held by Rook. As the sole stockholder of Rook, Mr. J. Isaacman may be deemed to have sole voting and investment power with respect to such securities. Rook has pledged, hypothecated or granted security interests in 16,438,321 LLC Interests and 16,438,321 shares of Class B common stock held by Rook pursuant to a margin loan agreement with customary default provisions. In the event of a default under the margin loan agreement, the secured parties may foreclose upon any and all shares of securities pledged to them and may seek recourse against the borrower. See “Certain Relationships and Related Party Transactions—Issuer Agreements.” The address for Rook is 2202 N. Irving St., Allentown, PA 18109. Simultaneously with the payment of cash or shares of Class A common stock, as applicable, in connection with a redemption or exchange of LLC Interests pursuant to the terms of the Shift4 Payments LLC Agreement, a number of shares of our Class B common stock registered in the name of the redeeming or exchanging Continuing Equity Owner will be cancelled for no consideration on a one-for-one basis with the number of LLC Interests so redeemed or exchanged. In this table, beneficial ownership of LLC Interests has not been reflected as beneficial ownership of shares of our Class A common stock for which such LLC Interests may be exchanged.

(12)	Consists of (a) 187,024 shares of Class A common stock and (b) 86,956 restricted stock units vesting within 60 days of April 14, 2022.

(13)	Consists of (a) 56,731 shares of Class A common stock and (b) 5,797 restricted stock units vesting within 60 days of April 14, 2022.

(14)	Consists of (a) 151,942 shares of Class A common stock and (b) 43,478 restricted stock units vesting within 60 days of April 14, 2022.

(15)	Consists of (a) 13,301 shares of Class A common stock and (b) 1,143 restricted stock units vesting within 60 days of April 14, 2022.

(16)	Consists of (a) 4,709 shares of Class A common stock and (b) 1,143 restricted stock units vesting within 60 days of April 14, 2022.

(17)	Consists of 1,047 restricted stock units vesting within 60 days of April 14, 2022.

(18)	Consists of (a) 4,709 shares of Class A common stock and (b) 1,143 restricted stock units vesting within 60 days of April 14, 2022.

(19)	Consists of (a) 4,709 shares of Class A common stock and (b) 1,143 restricted stock units vesting within 60 days of April 14, 2022.

(20)	Consists of (a) 4,709 shares of Class A common stock and (b) 1,143 restricted stock units vesting within 60 days of April 14, 2022.

(21)

Consists of (a) 757,867 shares of Class A common stock, (b) 25,829,016 LLC Interests, (c) 25,829,016 shares of Class B common stock, (d) 3,788,113 shares of Class C common stock, and (e) 147,702 restricted stock units vesting within 60 days of April 14, 2022.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our executive officers and directors, our principal accounting officer and persons who beneficially own more than 10% of our common stock to file with the SEC reports of their ownership and changes in their ownership of our common stock. To our knowledge, based solely on review of the copies of such reports and amendments to such reports with respect to the year ended December 31, 2021 filed with the SEC and on written representations by our directors and executive officers, all required Section 16 reports under the Exchange Act for our directors, executive officers, principal accounting officer and beneficial owners of greater than 10% of our common stock were filed on a timely basis during the year ended December 31, 2021 other than one Form 4 reporting one transaction for Bradley Herring, one Form 4 reporting one transaction for Jordan Frankel, one Form 4 reporting one transaction for Donald Isaacman, and one Form 4 reporting one transaction for Taylor Lauber.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding common stock, or any member of the immediate family of any of the foregoing persons, since January 1, 2021, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation.”

Aircraft and Property Usage

We have a service agreement with a shareholder of the Company, including access to aircrafts and property. We incurred expenses for this service in the amount of $1.0 million for the year ended December 31, 2021. There were no amounts outstanding at December 31, 2021.

Tax Receivable Agreement

On June 4, 2020, we entered into a tax receivable agreement (the “Tax Receivable Agreement”) with Shift4 Payments, LLC, each of the Continuing Equity Owners and the Blocker Shareholders that provides for the payment by us to the Continuing Equity Owners and the Blocker Shareholders of 85% of the amount of certain tax benefits, if any, that we actually realize, or in some circumstances is deemed to realize in its tax reporting, as a result of the transactions described above, including certain favorable tax attributes from the Blocker Companies, basis adjustments in our share of the tax basis of the assets of Shift4 Payments, LLC, basis increases in connection with the purchase of LLC Interests directly from certain of the Continuing Equity Owners in the Transactions, and certain other tax benefits attributable to payments made under the Tax Receivable Agreement. Shift4 Payments, LLC intends to have in effect an election under Section 754 of the Code effective for each taxable year in which a redemption or exchange (including deemed exchange, and including for this purpose the purchase of LLC Interests directly from certain Continuing Equity Owners described above) of LLC Interests for Class A common stock or cash occurs. These tax benefit payments are not conditioned upon one or more of the Continuing Equity Owners maintaining a continued ownership interest in Shift4 Payments, LLC. If a Continuing Equity Owner transfers LLC Interests but does not assign to the transferee of such units its rights under the Tax Receivable Agreement, such Continuing Equity Owner generally will continue to be entitled to receive payments under the Tax Receivable Agreement arising in respect of a subsequent exchange of such LLC Interests. In general, the Continuing Equity Owners’ and Blocker Shareholders’ rights under the Tax Receivable Agreement may be assigned, sold, pledged or otherwise alienated to any person, without our consent, provided such person executes and delivers a joinder to the Tax Receivable Agreement agreeing to succeed to the applicable Continuing Equity Owner’s or Blocker Shareholders’ interest therein. As of December 31, 2021, there were no tax receivable payments due to the Continuing Equity Owners under the Tax Receivable Agreement.

Shift4 Payments LLC Agreement

On June 4, 2020, Shift4 Payments, LLC amended and restated its Amended and Restated Limited Liability Agreement to, among other things, (i) provide for a new single class of common membership interests in Shift4 Payments, LLC (the “common units”); (ii) exchange all of the then-existing membership interests of the Original Equity Owners for common units of Shift4 Payments; and (iii) appoint us as the sole manager of Shift4 Payments, LLC.

The Shift4 Payments LLC Agreement also provides a redemption right to the Continuing Equity Owners which will entitle them to have their LLC Interests redeemed for, at our election (determined solely by our independent directors (within the meaning of the rules of the NYSE) who are disinterested), newly-issued shares of our Class A common stock on a one-for-one basis or a cash payment equal to a volume weighted average market price of one share of Class A common stock for each common unit redeemed, in each case in accordance with the terms of the Shift4 Payments LLC Agreement; provided that, at our election (determined solely by our independent directors (within the meaning of the rules of the NYSE) who are disinterested), we may effect a direct exchange by Shift4 Payments, Inc. of such Class A common stock or such cash, as applicable, for such

LLC Interests. The Continuing Equity Owners may exercise such redemption right for as long as their LLC Interests remain outstanding. In connection with the exercise of the redemption or exchange of LLC Interests (1) the Continuing Equity Owners will be required to surrender a number of shares of our Class B common stock registered in the name of such redeeming or exchanging Continuing Equity Owner (or its applicable affiliate), which we will cancel for no consideration on a one-for-one basis with the number of LLC Interests so redeemed or exchanged and (2) all redeeming members will surrender LLC Interests to Shift4 Payments, LLC for cancellation.

The Shift4 Payments LLC Agreement requires Shift4 Payments, LLC to take all actions with respect to its LLC Interests, including issuances, reclassifications, distributions, divisions or recapitalizations, such that (1) we at all times maintain a ratio of one LLC Interest owned by us, directly or indirectly, for each share of Class A common stock and Class C common stock issued by us, and (2) Shift4 Payments, LLC at all times maintain (a) a one-to-one ratio between the number of shares of Class A common stock and Class C common stock issued by us and the number of LLC Interests owned by us and (b) a one-to-one ratio between the aggregate number of shares of Class B stock owned by Searchlight and our Founder, collectively, and the number of LLC Interests owned by Searchlight and our Founder, collectively.

Stockholders Agreement

Pursuant to the Stockholders Agreement, Searchlight has the right to designate certain of our directors (the “Searchlight Directors”), which will be two Searchlight Directors for as long as Searchlight directly or indirectly, beneficially owns, in the aggregate, 25% or more of our Class A common stock (including any shares of Class C common stock beneficially owned by Searchlight) or one Searchlight Director for as long as Searchlight directly or indirectly, beneficially owns, in the aggregate, less than 25% but over 10% of our Class A common stock (including any shares of Class C common stock beneficially owned by Searchlight), in each case, assuming that all outstanding LLC Interests in Shift4 Payments, LLC are redeemed for newly issued shares of our class A common stock on a one-for-one basis, and Rook has the right to designate certain of our directors (the “Founder Directors”), which will be two Founder Directors for as long as Rook directly or indirectly, beneficially owns, in the aggregate, 25% or more of our Class A common stock (including any shares of Class C common stock beneficially owned by our Founder) or one Founder Director for as long as Rook directly or indirectly, beneficially owns, in the aggregate, less than 25% but over 10% of our Class A common stock (including any shares of Class C common stock beneficially owned by our Founder), in each case, assuming that all outstanding LLC Interests are redeemed for newly issued shares of our class A common stock on a one-for-one basis. As of April 14, 2022, Searchlight beneficially owned 1.1% of our Class A common stock (including (i) LLC Interests redeemable or exchangeable by Searchlight for shares of Class A common stock pursuant to the Shift4 Payments LLC Agreement and (ii) any shares of Class C common stock beneficially owned by Searchlight) and is currently not entitled to designate a nominee for election to our Board. A majority of the directors (with the Searchlight designees abstaining) agreed in writing that the Searchlight designee is not required to resign as a result of such decrease in designation rights. Each of Searchlight and Rook also agreed to vote, or cause to vote, all of their outstanding shares of our Class A common stock, Class B common stock and Class C common stock at any annual or special meeting of stockholders in which directors are elected, so as to cause the election of the Searchlight Directors and Founder Directors. Additionally, pursuant to the Stockholders Agreement, we shall take all commercially reasonable actions to cause (1) the Board of Directors to be comprised of at least seven directors or such other number of directors as our Board of Directors may determine; (2) the individuals designated in accordance with the terms of the Stockholders Agreement to be included in the slate of nominees to be elected to the Board of Directors at the next annual or special meeting of our stockholders at which directors are to be elected and at each annual meeting of our stockholders thereafter at which a director’s term expires; and (3) the individuals designated in accordance with the terms of the Stockholders Agreement to fill the applicable vacancies on the Board of Directors. The Stockholders Agreement allows for the Board of Directors to reject the nomination, appointment or election of a particular director if such nomination, appointment or election would constitute a breach of the Board’s fiduciary duties to our stockholders or does not otherwise comply with any requirements of our Amended and Restated Certificate of Incorporation, our Amended and Restated Bylaws, the Nominating and Corporate Governance Committee Charter or the Corporate Governance Guidelines.

In addition, the Stockholders Agreement provides that for as long as Searchlight or Rook, respectively, beneficially owns, directly or indirectly, in the aggregate, 25% or more of all issued and outstanding shares of our Class A common stock (assuming that all outstanding LLC Interests are redeemed for newly issued shares of our Class A common stock on a one-for-one basis and including any shares of Class C common stock beneficially owned by Searchlight or our Founder), we will not take, and will cause our subsidiaries not to take, certain actions (whether by merger, consolidation or otherwise) without the prior written approval of Searchlight or Rook, respectively, including, subject to certain exceptions:

•

any transaction or series of related transactions, in which any “person” or “group” acquires, directly or indirectly, in excess of fifty percent (50%) of our then outstanding shares of any class of our capital stock or has the direct or indirect power to elect a majority of the members of our Board;

•	the reorganization, recapitalization, voluntary bankruptcy, liquidation, dissolution or winding-up of us;

•	the sale, lease or exchange of all or substantially all of our property and assets;

•

any actions (including, without limitation, any debt recapitalizations, refinancings, amendments, revolver drawings, repayments, and compliance report review) with respect to our debt capitalization in excess of $100.0 million;

•	the declaration or payment of any dividends or other distributions by us;

•	any buyback, purchase, repurchase, redemption or other acquisition by us of any of our securities;

•	the (i) resignation, replacement or removal of the Company as the sole manager of Shift4 Payments LLC or (ii) appointment of any additional person as a manager of Shift4 Payments LLC;

•	any acquisition or disposition of our assets where the aggregate consideration for such assets is greater than $25.0 million in any single transaction or series of related transactions;

•	the creation of a new class or series of capital stock or equity securities of us;

•	any issuance of additional shares of Class A common stock, Class B Stock, Class C Stock, Preferred Stock or other of our equity securities;

•	any amendment or modification of our organizational documents;

•	entering into, modifying, amending or terminating any material contracts;

•	any new joint venture with a non-affiliate third-party;

•

the commencement, settlement or compromise of any litigation, claim, arbitration or other adversarial proceeding, governmental investigation, or proceeding involving an amount in dispute in excess of $500,000;

•	any entering into, modifying, amending or terminating any employments, severance, change of control or other agreement or contract with our Chief Executive Officer;

•	any hiring and/or termination of our Chief Executive Officer, Chief Financial Officer, Chief Strategy Officer, General Counsel, or other executive officer; or

•	any increase or decrease of the size of our Board.

The Stockholders Agreement terminates upon the earlier to occur of (i) each of Searchlight and Rook cease to own any of our Class A common stock, Class B common stock or Class C common stock, (ii) each of Searchlight and Rook cease to have board designation rights under the Stockholders Agreement, or (iii) by unanimous consent of Searchlight and Rook.

Issuer Agreements

On September 16, 2020, in connection with the pledge by Mr. Isaacman, our Founder, Chief Executive Officer and Chairman of the Board of Directors, through Rook, of 15,227,181 shares of Class B common Stock an and equal number of LLC Interests pursuant to a margin loan agreement (the “September 2020 Margin Loan”), the Company entered into an issuer agreement by and among the Company, Rook, Shift4 Payments, LLC and Citibank, N.A., in which the Company, among other matters, provided for certain acknowledgements and agreements relating to the enforcement of the rights and remedies of Citibank, N.A. under such margin loan agreement and related documents. On March 24, 2021, Mr. Isaacman paid the September 2020 Margin Loan in full and the related issuer agreement terminated.

On March 16, 2021, in connection with the March 2021 VPF Contract (as defined below), the Company entered into a new issuer agreement by and among the Company, Rook SPV (as defined below), Shift4 Payments, LLC and the March 2021 Dealer (as defined below), in which the Company, among other matters, provides for certain acknowledgements and agreements relating to the enforcement of the rights and remedies of the March 2021 Dealer under the March 2021 VPF Contract and related documents.

On March 24, 2021, in connection with the pledge by Mr. Isaacman, our Founder, Chief Executive Officer and Chairman of the Board of Directors, through Rook, of 10,000,000 shares of Class B common stock and an equal number of LLC Interests pursuant to a margin loan agreement, the Company entered into an issuer agreement by and among the Company, Rook, Shift4 Payments, LLC and Goldman Sachs Bank USA, in which the Company, among other matters, provides for certain acknowledgements and agreements relating to the enforcement of the rights and remedies of Goldman Sachs Bank USA under such margin loan agreement and related documents.

Variable Prepaid Forward Contract

On March 16, 2021, Mr. Isaacman, through a wholly-owned special purpose vehicle (the “Rook SPV”), entered into a variable prepaid forward contract (the “March 2021 VPF Contract”) with an unaffiliated dealer (the “ March 2021 Dealer”) covering approximately 2.0 million shares of the Company’s Class A common stock. The March 2021 VPF Contract is scheduled to settle on specified dates in February, March and April 2023, at which time the actual number of shares of the Company’s Class A common stock to be delivered by the Rook SPV will be determined based on the price of the Company’s Class A common stock on such dates relative to the forward floor price of $73.19 per share and the forward cap price of $137.24 per share, with the aggregate number not to exceed approximately 2.0 million shares, which is the number of shares of Company’s Class B common stock and common units of Shift4 Payments, LLC pledged by the Rook SPV to secure its obligations under the contract. Subject to certain conditions, the Rook SPV can also elect to settle the March 2021 VPF Contract in cash and thereby retain full ownership of the pledged shares and units.

Mr. Isaacman, through the Rook SPV, entered into the March 2021 VPF Contract to provide current liquidity while allowing him to maintain voting and dividend rights in the stock and units, as well as the ability to participate in future stock price appreciation up to the forward cap price of $137.24 per share, during the term of the contract and thereafter if the Rook SPV settles the March 2021 VPF Contract in cash.

On September 7, 2021, Mr. Isaacman, through a wholly-owned special purpose vehicle (the “Rook SPV II”), entered into two variable prepaid forward contracts (the “September 2021 VPF Contracts”) with an unaffiliated dealer (the “September 2021 Dealer”), one covering approximately 2.18 million shares of the Company’s Class A common stock and the other covering approximately 2.26 million shares of the Company’s Class A common stock. The September 2021 VPF Contracts are both scheduled to settle on specified dates in June, July,

August and September 2024, at which time the actual number of shares of the Company’s Class A common stock to be delivered by the Rook SPV II will be determined based on the price of the Company’s Class A common stock on such dates relative to the forward floor price of approximately $66.42 per share and the forward cap price of approximately $112.09 per share for the contract covering approximately 2.18 million shares of the Company’s Class A common stock, and to the forward floor price of $66.4240 per share and the forward cap price of approximately $120.39 per share for the contract covering approximately 2.26 million shares of the Company’s Class A common stock, with the aggregate number not to exceed approximately 4.44 million shares, which is the aggregate number of shares of Company’s Class B common stock and their associated common units of Shift4 Payments, LLC pledged by the Rook SPV II to secure its obligations under the contracts. Subject to certain conditions, the Rook SPV II can also elect to settle the variable prepaid forward contracts in cash and thereby retain full ownership of the pledged shares and units.

Mr. Isaacman, through the Rook SPV II, entered into the September 2021 VPF Contracts in accordance with his family financial plan, to provide current liquidity and continue to make charitable donations while also allowing him to maintain voting and dividend rights in the stock and units, as well as the ability to participate in future stock price appreciation up to the respective forward cap prices, during the term of the contracts and thereafter if the Rook SPV II settles the variable prepaid forward contracts in cash. If the Rook SPV II were to default on its obligations under the September 2021 VPF Contracts and fail to cure such default, the September 2021 Dealer would have the right to exchange up to approximately 4.44 million common units of Shift4 Payments, LLC pledged by the Rook SPV II for up to approximately 4.44 million shares of Company’s Class A common stock, and an equivalent number of Class B common stock will be retired.

The aggregate number of shares covered by the March 2021 VPF Contract and the September 2021 VPF Contracts represent approximately 7.7% of the Company’s (on an as-converted basis) and 21.5% of Mr. Isaacman’s (on an as-converted basis) total shares of Class A common stock outstanding as of April 16, 2022, respectively. The aggregate pledged Class B common stock under the March 2021 VPF Contract and the September 2021 VPF Contracts represent approximately 21.7% of the Company’s and 18.0% of Mr. Isaacman’s total voting power (including the outstanding Class C common stock) as of April 16, 2022, respectively.

Director and Officer Indemnification and Insurance

We have entered into separate indemnification agreements with each of our directors and executive officers. We have also purchased directors’ and officers’ liability insurance.

Limitations on Liability and Indemnification of Officers and Directors

Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide indemnification for our directors and officers to the fullest extent permitted by the Delaware General Corporation Law. We entered into indemnification agreements with each of our directors and executive officers that may, in some cases, be broader than the specific indemnification provisions contained under Delaware law. In addition, as permitted by Delaware law, our Amended and Restated Certificate of Incorporation includes provisions that eliminate the personal liability of our directors for monetary damages resulting from breaches of certain fiduciary duties as a director. The effect of this provision is to restrict our rights and the rights of our stockholders in derivative suits to recover monetary damages against a director for breach of fiduciary duties as a director.

Policies and Procedures for Related Person Transactions

Our Board of Directors has adopted a written Related Person Transaction Policy, setting forth the policies and procedures for the review and approval or ratification of related person transactions. Under the policy, our legal department is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. In addition, any potential related person transaction that is proposed to be entered into by the Company must be reported to the General Counsel by both the related person and the person at the Company responsible for such potential related person transaction. If our legal department determines that a transaction or relationship is a related person transaction requiring compliance with the policy, our General Counsel is required to present to the Audit Committee all relevant facts and circumstances relating to the related person transaction. Our Audit Committee must review the relevant facts, whether the transaction is inconsistent with the interest of the Company and its stockholders, and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related person’s interest in the transaction, take into account the conflicts of interest and corporate opportunity provisions of our Code of Business Conduct and Ethics, and either approve or disapprove the related person transaction. If advance Audit Committee approval of a related person transaction requiring the Audit Committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chairperson of the Audit Committee subject to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. If a transaction was not initially recognized as a related person, then upon such recognition the transaction will be presented to the Audit Committee for ratification at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. Our management will update the Audit Committee as to any material changes to any approved or ratified related person transaction and will provide a status report at least annually of all then current related person transactions. No director may participate in approval of a related person transaction for which he or she is a related person.

STOCKHOLDERS’ PROPOSALS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2023 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 2202 N. Irving St., Allentown, Pennsylvania 18109 in writing not later than December 29, 2022.

Stockholders intending to present a proposal at the 2023 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2023 Annual Meeting of Stockholders no earlier than February 10, 2023 and no later than March 12, 2023. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2023 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after June 10, 2023, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2023 Annual Meeting and not later than the 90th day prior to the 2023 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. In addition to satisfying the foregoing requirements under our Amended and Restated Bylaws, to comply with the universal proxy rules (once they become effective), stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 11, 2023.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

OTHER MATTERS

Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

SOLICITATION OF PROXIES

The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

We intend to file a proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2023 Annual Meeting of Stockholders. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov.

SHIFT4’S ANNUAL REPORT ON FORM 10-K

A copy of our 2021 Form 10-K, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on April 14, 2022 without charge upon written request addressed to:

Shift4 Payments, Inc.

Attention: Secretary

2202 N. Irving St.

Allentown, Pennsylvania 18109

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our 2021 Form 10-K at www.proxyvote.com. You also may access our 2021 Form 10-K at investors.shift4.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors

Jordan Frankel

General Counsel, Executive Vice President, Legal, Human Resources and Compliance and Secretary

Allentown, Pennsylvania

April 28, 2022

Schedule A

SHIFT4 PAYMENTS, INC.

2020 INCENTIVE AWARD PLAN

(AMENDED AND RESTATED AS OF [                ], 2022)

SHIFT4 PAYMENTS, INC.

AMENDED AND RESTATED

2020 INCENTIVE AWARD PLAN

ARTICLE 1.

PURPOSE

The purpose of the Shift4 Payments, Inc. Amended and Restated 2020 Incentive Award Plan (as it may be amended or restated from time to time, the “Plan”) is to promote the success and enhance the value of Shift4 Payments, Inc. (the “Company”) by linking the individual interests of Directors, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Directors, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE 2.

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1    “Administrator” shall mean the Board or a Committee to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.

2.2    “Affiliate” shall mean (a) any Subsidiary; and (b) any domestic eligible entity that is disregarded, under Treasury Regulation Section 301.7701-3, as an entity separate from either (i) the Company or (ii) any Subsidiary.

2.3    “Applicable Accounting Standards” shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company’s financial statements under United States federal securities laws from time to time.

2.4    “Applicable Law” shall mean any applicable law, including, without limitation: (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (c) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

2.5     “Automatic Exercise Date” shall mean, with respect to an Option or a Stock Appreciation Right, the last business day of the applicable Option Term or Stock Appreciation Right Term that was initially established by the Administrator for such Option or Stock Appreciation Right (e.g., the last business day prior to the tenth anniversary of the date of grant of such Option or Stock Appreciation Right if the Option or Stock Appreciation Right initially had a ten-year Option Term or Stock Appreciation Right Term, as applicable).

2.6    “Award” shall mean an Option, a Stock Appreciation Right, a Restricted Stock award, a Restricted Stock Unit award, an Other Stock or Cash Based Award or a Dividend Equivalent award, which may be awarded or granted under the Plan.

2.7    “Award Agreement” shall mean any written notice, agreement, terms and conditions, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine consistent with the Plan.

2.8    “Board” shall mean the Board of Directors of the Company.

2.9    “Change in Control” shall mean and includes each of the following:

(a)    A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) directly or indirectly acquires beneficial ownership (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act) of securities of the Company possessing more than 50 % of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition by the Company or any of its Subsidiaries; (ii) any acquisition by an employee benefit plan maintained by the Company or any of its Subsidiaries, (iii) any acquisition which complies with Sections 2.9(c)(i), 2.9(c)(ii) or 2.9(c)(iii); or (iv) in respect of an Award held by a particular Holder, any acquisition by the Holder or any group of persons including the Holder (or any entity controlled by the Holder or any group of persons including the Holder); or

(b)    The Incumbent Directors cease for any reason to constitute a majority of the Board;

(c)    The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination, (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(i)    which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(ii)    after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.9(c)(ii) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; and

(iii)    after which at least a majority of the members of the board of directors (or the analogous governing body) of the Successor Entity were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such transaction; or

(d)    The date which is 10 business days prior to the completion of a liquidation or dissolution of the Company.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A, to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).

The Administrator shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

2.10    “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder, whether issued prior or subsequent to the grant of any Award.

2.11     “Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board which may be comprised of one or more Directors and/or executive officers of the Company as appointed by the Board, to the extent permitted in accordance with Applicable Law.

2.12    “Common Stock” shall mean the common stock of the Company.

2.13    “Company” shall have the meaning set forth in Article 1.

2.14    “Consultant” shall mean any consultant or adviser engaged to provide services to the Company or any parent of the Company or Affiliate who qualifies as a consultant or advisor under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement.

2.15    “Director” shall mean a member of the Board, as constituted from time to time.

2.16    “Director Limit” shall have the meaning set forth in Section 4.6.

2.17    “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Shares) of dividends paid on Shares, awarded under Section 9.2.

2.18    “DRO” shall mean a “domestic relations order” as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.

2.19    “Effective Date” shall mean the day prior to the Public Trading Date.

2.20    “Eligible Individual” shall mean any person who is an Employee, a Consultant or a Non-Employee Director, as determined by the Administrator.

2.21    “Employee” shall mean any officer or other employee (as determined in accordance with Section 3401(c) of the Code and the Treasury Regulations thereunder) of the Company or of any parent of the Company or Affiliate.

2.22    “Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per-share value of the Common Stock underlying outstanding Awards.

2.23    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

2.24    “Expiration Date” shall have the meaning given to such term in Section 12.1(c).

2.25    “Fair Market Value” shall mean, as of any given date, the value of a Share determined as follows:

(a)    If the Common Stock is (i) listed on any established securities exchange (such as the New York Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market and the Nasdaq Global Select Market),

(ii) listed on any national market system or (iii) quoted or traded on any automated quotation system, its Fair Market Value shall be the closing sales price for a Share as quoted on such exchange or system for such date or, if there is no closing sales price for a Share on the date in question, the closing sales price for a Share on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b)    If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a Share on such date, the high bid and low asked prices for a Share on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c)    If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in its discretion.

Notwithstanding the foregoing, with respect to any Award granted on the pricing date of the Company’s initial public offering, the Fair Market Value shall mean the initial public offering price of a Share as set forth in the Company’s final prospectus relating to its initial public offering filed with the Securities and Exchange Commission.

2.26    “Greater Than 10% Stockholder” shall mean an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) or parent corporation thereof (as defined in Section 424(e) of the Code).

2.27    “Holder” shall mean a person who has been granted an Award.

2.28    “Incentive Stock Option” shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.

2.29    “Incumbent Directors” shall mean for any period of 12 consecutive months, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.9(a) or 2.9(c)) whose election or nomination for election to the Board was approved by a vote of at least a majority (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) of the Directors then still in office who either were Directors at the beginning of the 12-month period or whose election or nomination for election was previously so approved. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

2.30    “Non-Employee Director” shall mean a Director of the Company who is not an Employee.

2.31    “Non-Employee Director Equity Compensation Policy” shall have the meaning set forth in Section 4.6.

2.32    “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option or which is designated as an Incentive Stock Option but does not meet the applicable requirements of Section 422 of the Code.

2.33    “Option” shall mean a right to purchase Shares at a specified exercise price, granted under Article 5. An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall only be Non-Qualified Stock Options.

2.34    “Option Term” shall have the meaning set forth in Section 5.4.

2.35    “Organizational Documents” shall mean, collectively, (a) the Company’s articles of incorporation, certificate of incorporation, bylaws or other similar organizational documents relating to the creation and governance of the Company, and (b) the Committee’s charter or other similar organizational documentation relating to the creation and governance of the Committee.

2.36    “Other Stock or Cash Based Award” shall mean a cash payment, cash bonus award, stock payment, stock bonus award, performance award or incentive award that is paid in cash, Shares or a combination of both, awarded under Section 9.1, which may include, without limitation, deferred stock, deferred stock units, performance awards, retainers, committee fees, and meeting-based fees.

2.37    “Permitted Transferee” shall mean, with respect to a Holder, any “family member” of the Holder, as defined in the General Instructions to Form S-8 Registration Statement under the Securities Act (or any successor form thereto), or any other transferee specifically approved by the Administrator after taking into account Applicable Law.

2.38    “Performance Criteria” shall mean the criteria (and adjustments) that the Administrator selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period. The Performance Criteria that may be used to establish Performance Goals include, but are not limited to, the following: (i) net earnings or losses (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation, (D) amortization and (E) non-cash equity-based compensation expense); (ii) gross or net sales or revenue or sales or revenue growth; (iii) net income (either before or after taxes); (iv) adjusted net income; (v) operating earnings (either before or after taxes); (vi) cash flow (including, but not limited to, operating cash flow and free cash flow); (vii) return on assets; (viii) return on capital (or invested capital) and cost of capital; (ix) return on stockholders’ equity; (x) total stockholder return; (xi) return on sales; (xii) gross or net profit or operating margin; (xiii) costs, reductions in costs and cost control measures; (xiv) expenses; (xv) working capital; (xvi) earnings or loss per share; (xvii) adjusted earnings or loss per share; (xviii) price per share or dividends per share (or appreciation in and/or maintenance of such price or dividends); (xix) regulatory achievements or compliance (including, without limitation, regulatory body approval for commercialization of a product); (xx) implementation or completion of critical projects; (xxi) market share; (xxii) economic value; and (xxiii) individual employee performance, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or other employees or to market performance indicators or indices.

2.39    “Performance Goals” shall mean, for a Performance Period, one or more goals established in writing by the Administrator for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of an Affiliate, division, business unit, or an individual. The achievement of each Performance Goal shall be determined with reference to Applicable Accounting Standards or other methodology as determined appropriate by the Administrator.

2.40    “Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Holder’s right to, vesting of, and/or the payment in respect of, an Award.

2.41     “Plan” shall have the meaning set forth in Article 1.

2.42     “Program” shall mean any program adopted by the Administrator pursuant to the Plan containing the terms and conditions intended to govern a specified type of Award granted under the Plan and pursuant to which such type of Award may be granted under the Plan.

2.43    “Public Trading Date” shall mean the first date upon which Common Stock is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

2.44    “Restricted Stock” shall mean Common Stock awarded under Article 7 that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

2.45    “Restricted Stock Units” shall mean the right to receive Shares awarded under Article 8.

2.46    “SAR Term” shall have the meaning set forth in Section 5.4.

2.47     “Section 409A” shall mean Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance issued thereunder, including, without limitation, any such regulations or other guidance that may be issued after the Effective Date.

2.48    “Securities Act” shall mean the Securities Act of 1933, as amended.

2.49    “Shares” shall mean shares of Common Stock.

2.50    “Stock Appreciation Right” shall mean an Award entitling the Holder (or other person entitled to exercise pursuant to the Plan) to exercise all or a specified portion thereof (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying (i) the difference obtained by subtracting (x) the exercise price per share of such Award from (y) the Fair Market Value on the date of exercise of such Award by (ii) the number of Shares with respect to which such Award shall have been exercised, subject to any limitations the Administrator may impose.

2.51     “Subsidiary” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.52    “Substitute Award” shall mean an Award granted under the Plan in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, in any case, upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

2.53    “Termination of Service” shall mean the date the Holder ceases to be an Eligible Individual. The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to any Termination of Service, including, without limitation, whether a Termination of Service has occurred, whether a Termination of Service resulted from a discharge for cause and all questions of whether particular leaves of absence constitute a Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of any Program, Award Agreement or otherwise, or as otherwise required by Applicable Law, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Service only if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then-applicable regulations and revenue rulings under said

Section. For purposes of the Plan, a Holder’s employee-employer relationship or consultancy relations shall be deemed to be terminated in the event that the Affiliate employing or contracting with such Holder ceases to remain an Affiliate following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).

ARTICLE 3.

SHARES SUBJECT TO THE PLAN

3.1    Number of Shares.

(a)    Subject to Sections 3.1(b) and 12.2, Awards may be made under the Plan covering an aggregate number of Shares equal to the sum of: (i) 7,500,000 and (ii) an annual increase on the first day of each calendar year beginning on January 1, 2023 and ending on and including January 1, 2032, equal to the lesser of (A) 2.0% of the Shares outstanding (on an as-converted basis, taking into account any and all securities convertible into, or exercisable, exchangeable or redeemable for, shares of Common Stock (including LLC Interests of Shift4 Payments, LLC)) on the last day of the immediately preceding fiscal year and (B) such smaller number of Shares as determined by the Board; provided, however, no more than 7,500,000 Shares may be issued upon the exercise of Incentive Stock Options. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury Common Stock or Common Stock purchased on the open market.

(b)    If any Shares are forfeited or expire, are converted to shares of another person in connection with a recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other similar event, or such Award is settled for cash (in whole or in part) (including Shares repurchased by the Company under Section 7.4 at the same price paid by the Holder), the Shares subject to such Award shall, to the extent of such forfeiture, expiration or cash settlement, again be available for future grants of Awards under the Plan. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under Section 3.1(a) and shall not be available for future grants of Awards: (i) Shares tendered by a Holder or withheld by the Company in payment of the exercise price of an Option; (ii) Shares tendered by the Holder or withheld by the Company to satisfy any tax withholding obligation with respect to an Award; (iii) Shares subject to a Stock Appreciation Right or other stock-settled Award (including Awards that may be settled in cash or stock) that are not issued in connection with the settlement or exercise, as applicable, of the Stock Appreciation Right or other stock-settled Award; and (iv) Shares purchased on the open market by the Company with the cash proceeds received from the exercise of Options. Any Shares repurchased by the Company under Section 7.4 at the same price paid by the Holder so that such Shares are returned to the Company shall again be available for Awards. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the Shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.1(b), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

(c)    Substitute Awards may be granted on such terms as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards shall not reduce the Shares authorized for grant under the Plan, except as may be required by reason of Section 422 of the Code, and Shares subject to such Substitute Awards shall not be added to the Shares available for Awards under the Plan as provided in Section 3.1(b) above. Additionally, in the event that a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan as provided in Section 3.1(b) above); provided that Awards using such available Shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Affiliates immediately prior to such acquisition or combination.

ARTICLE 4.

GRANTING OF AWARDS

4.1    Participation. The Administrator may, from time to time, select from among all Eligible Individuals those to whom an Award shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. Except for any Non-Employee Director’s right to Awards that may be required pursuant to the Non-Employee Director Equity Compensation Policy as described in Section 4.6, no Eligible Individual or other person shall have any right to be granted an Award pursuant to the Plan and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Holders or any other persons uniformly. Participation by each Holder in the Plan shall be voluntary and nothing in the Plan or any Program shall be construed as mandating that any Eligible Individual or other person shall participate in the Plan.

4.2    Award Agreement. Each Award shall be evidenced by an Award Agreement that sets forth the terms, conditions and limitations for such Award as determined by the Administrator in its sole discretion (consistent with the requirements of the Plan and any applicable Program). Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code. The Administrator, in its sole discretion, may grant Awards to Eligible Individuals that are based on one or more Performance Criteria or achievement of one or more Performance Goals or any such other criteria or goals as the Administrator shall establish.

4.3    Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

4.4    At-Will Service. Nothing in the Plan or in any Program or Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Director or Consultant for, the Company or any Affiliate, or shall interfere with or restrict in any way the rights of the Company and any Affiliate, which rights are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, and with or without notice, or to terminate or change all other terms and conditions of employment or engagement, except to the extent expressly provided otherwise in a written agreement between the Holder and the Company or any Affiliate.

4.5    Foreign Holders. Notwithstanding any provision of the Plan or applicable Program to the contrary, in order to comply with the laws in countries other than the United States in which the Company and its Affiliates operate or have Employees, Non-Employee Directors or Consultants, or in order to comply with the requirements of any foreign securities exchange or other Applicable Law, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Affiliates shall be covered by the Plan; (b) determine which

Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with Applicable Law (including, without limitation, applicable foreign laws or listing requirements of any foreign securities exchange); (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable; provided, however, that no such subplans and/or modifications shall increase the share limitation contained in Section 3.1 or the Director Limit; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any foreign securities exchange.

4.6    Non-Employee Director Awards.

(a)    Non-Employee Director Equity Compensation Policy. The Administrator, in its sole discretion, may provide that Awards granted to Non-Employee Directors shall be granted pursuant to a written nondiscretionary formula established by the Administrator (the “Non-Employee Director Equity Compensation Policy”), subject to the limitations of the Plan. The Non-Employee Director Equity Compensation Policy shall set forth the type of Award(s) to be granted to Non-Employee Directors, the number of Shares to be subject to Non-Employee Director Awards, the conditions on which such Awards shall be granted, become exercisable and/or payable and expire, and such other terms and conditions as the Administrator shall determine in its sole discretion. The Non-Employee Director Equity Compensation Policy may be modified by the Administrator from time to time in its sole discretion and pursuant to the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time.

(b)    Director Limit. Notwithstanding any provision to the contrary in the Plan or in the Non-Employee Director Equity Compensation Policy, the sum of the grant date fair value of equity-based Awards and the amount of any cash-based Awards or other fees granted to a Non-Employee Director during any calendar year shall not exceed $500,000 (the “Director Limit”). The Administrator may make exceptions to this limit for individual Non-Employee Directors in extraordinary circumstances, as the Administrator may determine in its discretion, provided that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving Non-Employee Directors.

ARTICLE 5.

GRANTING OF OPTIONS AND STOCK APPRECIATION RIGHTS

5.1    Granting of Options and Stock Appreciation Rights to Eligible Individuals. The Administrator is authorized to grant Options and Stock Appreciation Rights to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine, which shall not be inconsistent with the Plan, including any limitations in the Plan that apply to Incentive Stock Options.

5.2    Qualification of Incentive Stock Options. The Administrator may grant Options intended to qualify as Incentive Stock Options only to employees of the Company, any of the Company’s present or future “parent corporations” or “subsidiary corporations” as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. No person who qualifies as a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. To the extent that the aggregate fair market value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year under the Plan, and all other plans of the Company and any parent corporation or subsidiary corporation thereof (as defined in Section 424(e) and 424(f) of the Code, respectively), exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the immediately preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted and the fair market value of stock shall be determined as of the time the respective options were granted. Any interpretations and rules under the Plan with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. Neither the Company nor the Administrator shall have any liability to a Holder, or any other person, (a) if an Option (or any part thereof) which is intended to qualify as an Incentive Stock Option fails to qualify as an Incentive Stock Option or (b) for any action or omission by the Company or the Administrator that causes an Option not to qualify as an Incentive Stock Option, including, without limitation, the conversion of an Incentive Stock Option to a Non-Qualified Stock Option or the grant of an Option intended as an Incentive Stock Option that fails to satisfy the requirements under the Code applicable to an Incentive Stock Option.

5.3    Option and Stock Appreciation Right Exercise Price. The exercise price per Share subject to each Option and Stock Appreciation Right shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value of a Share on the date the Option or Stock Appreciation Right, as applicable, is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). Notwithstanding the foregoing, in the case of an Option or Stock Appreciation Right that is a Substitute Award, the exercise price per share of the Shares subject to such Option or Stock Appreciation Right, as applicable, may be less than the Fair Market Value per share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Section 424 and 409A of the Code.

5.4    Option and SAR Term. The term of each Option (the “Option Term”) and the term of each Stock Appreciation Right (the “SAR Term”) shall be set by the Administrator in its sole discretion; provided, however, that the Option Term or SAR Term, as applicable, shall not be more than (a) ten (10) years from the date the Option or Stock Appreciation Right, as applicable, is granted to an Eligible Individual (other than a Greater Than 10% Stockholder), or (b) five (5) years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder. Except as limited by the requirements of Section 409A or Section 422 of the Code and regulations and rulings thereunder or the first sentence of this Section 5.4 and without limiting the Company’s rights under Section 10.7, the Administrator may extend the Option Term of any outstanding Option or the SAR Term of any outstanding Stock Appreciation Right, and may extend the time period during which vested Options or Stock Appreciation Rights may be exercised, in connection with any Termination of Service of the Holder or otherwise, and may amend, subject to Section 10.7 and 12.1, any other term or condition of such Option or Stock Appreciation Right relating to such Termination of Service of the Holder or otherwise.

5.5    Option and SAR Vesting. The period during which the right to exercise, in whole or in part, an Option or Stock Appreciation Right vests in the Holder shall be set by the Administrator and set forth in the applicable Award Agreement. Notwithstanding the foregoing and unless determined otherwise by the Company, in the event that on the last business day of the term of an Option or Stock Appreciation Right (other than an Incentive Stock Option) (a) the exercise of the Option or Stock Appreciation Right is prohibited by Applicable Law, as determined by the Company, or (b) Shares may not be purchased or sold by the applicable Participant due to any Company insider trading policy (including blackout periods) or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Option or Stock Appreciation Right shall be extended until the date that is thirty (30) days after the end of the legal prohibition, black-out period or lock-up agreement, as determined by the Company; provided, however, in no event shall the extension last beyond the ten year term of the applicable Option or Stock Appreciation Right. Unless otherwise determined by the Administrator in the Award Agreement, the applicable Program or by action of the Administrator following the grant of the Option or Stock Appreciation Right, (i) no portion of an Option or Stock Appreciation Right which is unexercisable at a Holder’s Termination of Service shall thereafter become exercisable and (ii) the portion of an Option or Stock Appreciation Right that is unexercisable at a Holder’s Termination of Service shall automatically expire thirty (30) days following such Termination of Service.

ARTICLE 6.

EXERCISE OF OPTIONS AND STOCK APPRECIATION RIGHTS

6.1    Exercise and Payment. An exercisable Option or Stock Appreciation Right may be exercised in whole or in part. However, unless the Administrator otherwise determines, an Option or Stock Appreciation Right shall not be exercisable with respect to fractional Shares and the Administrator may require that, by the terms of the Option or Stock Appreciation Right, a partial exercise must be with respect to a minimum number of Shares. Payment of the amounts payable with respect to Stock Appreciation Rights pursuant to this Article 6 shall be in cash, Shares (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised), or a combination of both, as determined by the Administrator.

6.2    Manner of Exercise. Except as set forth in Section 6.3, all or a portion of an exercisable Option or Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, the stock plan administrator of the Company or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a)    A written notice of exercise in a form the Administrator approves (which may be electronic) complying with the applicable rules established by the Administrator. The notice shall be signed or otherwise acknowledge electronically by the Holder or other person then entitled to exercise the Option or Stock Appreciation Right or such portion thereof;

(b)    Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Law.

(c)    In the event that the Option shall be exercised pursuant to Section 10.3 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option or Stock Appreciation Right, as determined in the sole discretion of the Administrator; and

(d)    Full payment of the exercise price and applicable withholding taxes for the Shares with respect to which the Option or Stock Appreciation Right, or portion thereof, is exercised, in a manner permitted by the Administrator in accordance with Sections 10.1 and 10.2.

6.3    Expiration of Option Term or SAR Term: Automatic Exercise of In-The-Money Options and Stock Appreciation Rights. Unless otherwise provided by the Administrator in an Award Agreement or otherwise or as otherwise directed by an Option or Stock Appreciation Rights Holder in writing to the Company, each vested and exercisable Option and Stock Appreciation Right outstanding on the Automatic Exercise Date with an exercise price per Share that is less than the Fair Market Value per Share as of such date shall automatically and without further action by the Option or Stock Appreciation Rights Holder or the Company be exercised on the Automatic Exercise Date. In the sole discretion of the Administrator, payment of the exercise price of any such Option shall be made pursuant to Section 10.1(b) or 10.1(c) and the Company or any Subsidiary shall be entitled to deduct or withhold an amount sufficient to satisfy all taxes associated with such exercise in accordance with Section 10.2. Unless otherwise determined by the Administrator, this Section 6.3 shall not apply to an Option or Stock Appreciation Right if the Holder of such Option or Stock Appreciation Right incurs a Termination of Service on or before the Automatic Exercise Date. For the avoidance of doubt, no Option or Stock Appreciation Right with an exercise price per Share that is equal to or greater than the Fair Market Value per Share on the Automatic Exercise Date shall be exercised pursuant to this Section 6.3.

6.4    Notification Regarding Disposition. The Holder shall give the Company prompt written or electronic notice of any disposition or other transfers (other than in connection with a Change in Control) of Shares acquired by exercise of an Incentive Stock Option which occurs within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such

Option to such Holder, or (b) one year after the date of transfer of such Shares to such Holder. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Holder in such disposition or other transfer.

ARTICLE 7.

AWARD OF RESTRICTED STOCK

7.1    Award of Restricted Stock. The Administrator is authorized to grant Restricted Stock, or the right to purchase Restricted Stock, to Eligible Individuals, and shall determine the terms and conditions, including the restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan or any applicable Program, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate. The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value, if any, of the Shares to be purchased, unless otherwise permitted by Applicable Law. In all cases, legal consideration shall be required for each issuance of Restricted Stock to the extent required by Applicable Law.

7.2    Rights as Stockholders. Subject to Section 7.4, upon issuance of Restricted Stock, the Holder shall have, unless otherwise provided by the Administrator, all of the rights of a stockholder with respect to said Shares, subject to the restrictions in the Plan, any applicable Program and/or the applicable Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Shares to the extent such dividends and other distributions have a record date that is on or after the date on which the Holder to whom such Restricted Stock are granted becomes the record holder of such Restricted Stock; provided, however, that, in the sole discretion of the Administrator, any extraordinary dividends or distributions with respect to the Shares may be subject to the restrictions set forth in Section 7.3.

7.3    Restrictions. All shares of Restricted Stock (including any shares received by Holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) and, unless the Administrator provides otherwise, any property (other than cash) transferred to Holders in connection with an extraordinary dividend or distribution shall be subject to such restrictions and vesting requirements as the Administrator shall provide in the applicable Program or Award Agreement.

7.4    Repurchase or Forfeiture of Restricted Stock. Except as otherwise determined by the Administrator, if no price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Holder’s rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company and cancelled without consideration on the date of such Termination of Service. If a price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Company shall have the right to repurchase from the Holder the unvested Restricted Stock then subject to restrictions at a cash price per share equal to the price paid by the Holder for such Restricted Stock or such other amount as may be specified in the applicable Program or Award Agreement.

7.5    Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service along with proof of the timely filing thereof with the Internal Revenue Service.

ARTICLE 8.

AWARD OF RESTRICTED STOCK UNITS

8.1    Grant of Restricted Stock Units. The Administrator is authorized to grant Awards of Restricted Stock Units to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. A Holder will have no rights of a stockholder with respect to Shares subject to any Restricted Stock Unit unless and until the Shares are delivered in settlement of the Restricted Stock Unit.

8.2    Vesting of Restricted Stock Units. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including, without limitation, vesting based upon the Holder’s duration of service to the Company or any Affiliate, one or more Performance Goals or other specific criteria, in each case on a specified date or dates or over any period or periods, as determined by the Administrator. An Award of Restricted Stock Units shall only be eligible to vest while the Holder is an Employee, a Consultant or a Director, as applicable; provided, however, that the Administrator, in its sole discretion, may provide (in an Award Agreement or otherwise) that a Restricted Stock Unit award may become vested subsequent to a Termination of Service in the event of the occurrence of certain events, including a Change in Control, the Holder’s death, retirement or disability or any other specified Termination of Service, subject to Section 11.7.

8.3    Maturity and Payment. At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units, which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Holder (if permitted by the applicable Award Agreement); provided that, except as otherwise determined by the Administrator, and subject to compliance with Section 409A, in no event shall the maturity date relating to each Restricted Stock Unit occur following the later of (a) the 15th day of the third month following the end of the calendar year in which the applicable portion of the Restricted Stock Unit vests; and (b) the 15th day of the third month following the end of the Company’s fiscal year in which the applicable portion of the Restricted Stock Unit vests. On the maturity date, the Company shall, in accordance with the applicable Award Agreement and subject to Section 10.4(f), transfer to the Holder one unrestricted, fully transferable Share for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited, or in the sole discretion of the Administrator, an amount in cash equal to the Fair Market Value of such Shares on the maturity date or a combination of cash and Common Stock as determined by the Administrator.

ARTICLE 9.

AWARD OF OTHER STOCK OR CASH BASED AWARDS AND DIVIDEND EQUIVALENTS

9.1    Other Stock or Cash Based Awards. The Administrator is authorized to grant Other Stock or Cash Based Awards, including awards entitling a Holder to receive Shares or cash to be delivered immediately or in the future, to any Eligible Individual. Subject to the provisions of the Plan and any applicable Program, the Administrator shall determine the terms and conditions of each Other Stock or Cash Based Award, including the term of the Award, any exercise or purchase price, Performance Criteria and Performance Goals, transfer restrictions, vesting conditions and other terms and conditions applicable thereto, which shall be set forth in the applicable Award Agreement, subject to Section 3.2. Other Stock or Cash Based Awards may be paid in cash, Shares, or a combination of cash and Shares, as determined by the Administrator, and may be available as a form of payment in the settlement of other Awards granted under the Plan, as stand-alone payments, as a part of a bonus, deferred bonus, deferred compensation or other arrangement, and/or as payment in lieu of compensation to which an Eligible Individual is otherwise entitled.

9.2    Dividend Equivalents. Dividend Equivalents may be granted by the Administrator, either alone or in tandem with another Award, based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date the Dividend Equivalents are granted to a Holder and the date such Dividend Equivalents terminate or expire, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such restrictions and limitations as may be determined by the Administrator. In addition, Dividend Equivalents with respect to an Award that are based on dividends paid prior to the vesting of such Award shall only be paid out to the Holder to the extent that the vesting conditions are subsequently satisfied and the Award vests.

ARTICLE 10.

ADDITIONAL TERMS OF AWARDS

10.1    Payment. The Administrator shall determine the method or methods by which payments by any Holder with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash, wire transfer of immediately available funds or check, (b) Shares (including, in the case of payment of the exercise price of an Award, Shares issuable pursuant to the exercise of the Award) or Shares held for such minimum period of time as may be established by the Administrator, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required, (c) delivery of a written or electronic notice that the Holder has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to the Company upon settlement of such sale, (d) other form of legal consideration acceptable to the Administrator in its sole discretion, or (e) any combination of the above permitted forms of payment. Notwithstanding any other provision of the Plan to the contrary, no Holder who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

10.2    Tax Withholding. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Holder’s FICA, employment tax or other social security contribution obligation) required by law to be withheld with respect to any taxable event concerning a Holder arising as a result of the Plan or any Award. The Administrator may, in its sole discretion and in satisfaction of the foregoing requirement, or in satisfaction of such additional withholding obligations as a Holder may have elected, allow a Holder to satisfy such obligations by any payment means described in Section 10.1 hereof, including without limitation, by allowing such Holder to elect to have the Company or any Affiliate withhold Shares otherwise issuable under an Award (or allow the surrender of Shares). The number of Shares that may be so withheld or surrendered shall be limited to the number of Shares that have a fair market value on the date of withholding or repurchase no greater than the aggregate amount of such liabilities based on the maximum statutory withholding rates in such Holder’s applicable jurisdictions for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such taxable income. The Administrator shall determine the fair market value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of Shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.

10.3    Transferability of Awards.

(a)    Except as otherwise provided in Sections 10.3(b) and 10.3(c):

(i)    No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than (A) by will or the laws of descent and distribution or (B) subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed;

(ii)    No Award or interest or right therein shall be liable for or otherwise subject to the debts, contracts or engagements of the Holder or the Holder’s successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed, and any attempted disposition of an Award prior to satisfaction of these conditions shall be null and void and of no effect, except to the extent that such disposition is permitted by Section 10.3(a)(i); and

(iii)    During the lifetime of the Holder, only the Holder may exercise any exercisable portion of an Award granted to such Holder under the Plan, unless it has been disposed of pursuant to a DRO. After the death of the Holder, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Program or Award Agreement, be exercised by the Holder’s personal representative or by any person empowered to do so under the deceased Holder’s will or under the then-applicable laws of descent and distribution.

(b)    Notwithstanding Section 10.3(a), the Administrator, in its sole discretion, may determine to permit a Holder or a Permitted Transferee of such Holder to transfer an Award other than an Incentive Stock Option (unless such Incentive Stock Option is intended to become a Nonqualified Stock Option) to any one or more Permitted Transferees of such Holder, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than (A) to another Permitted Transferee of the applicable Holder or (B) by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Holder (other than the ability to further transfer the Award to any person other than another Permitted Transferee of the applicable Holder); (iii) the Holder (or transferring Permitted Transferee) and the receiving Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under Applicable Law and (C) evidence the transfer; and (iv) the transfer of an Award to a Permitted Transferee shall be without consideration. In addition, and further notwithstanding Section 10.3(a), hereof, the Administrator, in its sole discretion, may determine to permit a Holder to transfer Incentive Stock Options to a trust that constitutes a Permitted Transferee if, under Section 671 of the Code and other Applicable Law, the Holder is considered the sole beneficial owner of the Incentive Stock Option while it is held in the trust.

(c)    Notwithstanding Section 10.3(a), a Holder may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Holder and to receive any distribution with respect to any Award upon the Holder’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Program or Award Agreement applicable to the Holder and any additional restrictions deemed necessary or appropriate by the Administrator. If the Holder is married or a domestic partner in a domestic partnership qualified under Applicable Law and resides in a community property state, a designation of a person other than the Holder’s spouse or domestic partner, as applicable, as the Holder’s beneficiary with respect to more than 50% of the Holder’s interest in the Award shall not be effective without the prior written or electronic consent of the Holder’s spouse or domestic partner. If no beneficiary has been designated or survives the Holder, payment shall be made to the person entitled thereto pursuant to the Holder’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Holder at any time; provided that the change or revocation is delivered in writing to the Administrator prior to the Holder’s death.

10.4    Conditions to Issuance of Shares.

(a)    The Administrator shall determine the methods by which Shares shall be delivered or deemed to be delivered to Holders. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of any Award, unless and until the Administrator has determined that the issuance of such Shares is in compliance with Applicable Law and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Administrator may require that a Holder make such reasonable covenants, agreements and representations as the Administrator, in its sole discretion, deems advisable in order to comply with Applicable Law.

(b)    All share certificates delivered pursuant to the Plan and all Shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with Applicable Law. The Administrator may place legends on any share certificate or book entry to reference restrictions applicable to the Shares (including, without limitation, restrictions applicable to Restricted Stock).

(c)    The Administrator shall have the right to require any Holder to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.

(d)    Unless the Administrator otherwise determines, no fractional Shares shall be issued and the Administrator, in its sole discretion, shall determine whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding down.

(e)    The Company, in its sole discretion, may (i) retain physical possession of any stock certificate evidencing Shares until any restrictions thereon shall have lapsed and/or (ii) require that the stock certificates evidencing such Shares be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Holder deliver a stock power, endorsed in blank, relating to such Shares.

(f)    Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by Applicable Law, the Company shall not deliver to any Holder certificates evidencing Shares issued in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

10.5    Forfeiture and Claw-Back Provisions. All Awards (including any proceeds, gains or other economic benefit actually or constructively received by a Holder upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award and any payments of a portion of an incentive-based bonus pool allocated to a Holder) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the requirements of Applicable Law, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, whether or not such claw-back policy was in place at the time of grant of an Award, to the extent set forth in such claw-back policy and/or in the applicable Award Agreement.

10.6    Repricing. Subject to Section 12.2, the Administrator shall not, without the approval of the stockholders of the Company, (a) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per Share, or (b) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per Share exceeds the Fair Market Value of the underlying Shares. Furthermore, for purposes of this Section 10.6, except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the terms of outstanding Awards may not be amended to reduce the exercise price per Share of outstanding Options or Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other Awards or Options or Stock Appreciation Rights with an exercise price per Share that is less than the exercise price per Share of the original Options or Stock Appreciation Rights without the approval of the stockholders of the Company.

10.7    Amendment of Awards. Subject to Applicable Law, the Administrator may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or settlement, and converting an Incentive Stock Option to a Non-Qualified Stock Option. The Holder’s consent to such action shall be required unless (a) the Administrator determines that the action, taking into account any related action, would not materially and adversely affect the Holder, or (b) the change is otherwise permitted under the Plan (including, without limitation, under Section 12.2 or 12.10).

10.8    Lock-Up Period. The Company may, in connection with registering the offering of any Company securities under the Securities Act, prohibit Holders from, directly or indirectly, selling or otherwise transferring any Shares or other Company securities during a period of up to one hundred eighty days following the effective date of a Company registration statement filed under the Securities Act, or such longer period as determined by the underwriter. In order to enforce the foregoing, the Company shall have the right to place restrictive legends on the certificates of any securities of the Company held by the Holder and to impose stop transfer instructions with the Company’s transfer agent with respect to any securities of the Company held by the Holder until the end of such period.

10.9    Data Privacy. As a condition of receipt of any Award, each Holder explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section 10.9 by and among, as applicable, the Company and its Affiliates for the exclusive purpose of implementing, administering and managing the Holder’s participation in the Plan. The Company and its Affiliates may hold certain personal information about a Holder, including but not limited to, the Holder’s name, home address and telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), any shares of stock held in the Company or any of its Affiliates, details of all Awards, in each case, for the purpose of implementing, managing and administering the Plan and Awards (the “Data”). The Company and its Affiliates may transfer the Data amongst themselves as necessary for the purpose of implementation, administration and management of a Holder’s participation in the Plan, and the Company and its Affiliates may each further transfer the Data to any third parties assisting the Company and its Affiliates in the implementation, administration and management of the Plan. These recipients may be located in the Holder’s country, or elsewhere, and the Holder’s country may have different data privacy laws and protections than the recipients’ country. Through acceptance of an Award, each Holder authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Holder’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or any of its Affiliates or the Holder may elect to deposit any Shares. The Data related to a Holder will be held only as long as is necessary to implement, administer, and manage the Holder’s participation in the Plan. A Holder may, at any time, view the Data held by the Company with respect to such Holder, request additional information about the storage and processing of the Data with respect to such Holder, recommend any necessary corrections to the Data with respect to the Holder or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Company may cancel the Holder’s ability to participate in the Plan and, in the Administrator’s discretion, the Holder may forfeit any outstanding Awards if the Holder refuses or withdraws his or her consents as described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Holders may contact their local human resources representative.

ARTICLE 11.

ADMINISTRATION

11.1    Administrator. The Committee shall administer the Plan (except as otherwise permitted herein). To the extent required to comply with the provisions of Rule 16b-3, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b-3, a “non-employee director” within the meaning of Rule 16b-3. Additionally, to the extent required by Applicable Law, each of the individuals constituting the Committee shall be an “independent director” under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded. Notwithstanding the foregoing, any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 11.1 or the Organizational Documents. Except as may otherwise be provided in the Organizational Documents or as otherwise required by Applicable Law, (a) appointment of Committee members shall be effective upon acceptance of appointment, (b) Committee members may resign at any time by delivering written or electronic notice to the Board and (c) vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (i) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and, with respect to such Awards, the term “Administrator” as used in the Plan shall be deemed to refer to the Board and (ii) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 11.6.

11.2    Duties and Powers of Administrator. It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with its provisions. The Administrator shall have the power to interpret the Plan, all Programs and Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan and any Program as are not inconsistent with the Plan, to interpret, amend or revoke any such rules and to amend the Plan or any Program or Award Agreement; provided that the rights or obligations of the Holder of the Award that is the subject of any such Program or Award Agreement are not materially and adversely affected by such amendment, unless the consent of the Holder is obtained or such amendment is otherwise permitted under Section 10.7 or Section 12.10. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee in its capacity as the Administrator under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or any successor rule, or any regulations or rules issued thereunder, or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded are required to be determined in the sole discretion of the Committee.

11.3    Action by the Administrator. Unless otherwise established by the Board, set forth in any Organizational Documents or as required by Applicable Law, a majority of the Administrator shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Administrator in lieu of a meeting, shall be deemed the acts of the Administrator. Each member of the Administrator is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan. Neither the Administrator nor any member or delegate thereof shall have any liability to any person (including any Holder) for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award.

11.4    Authority of Administrator. Subject to the Organizational Documents, any specific designation in the Plan and Applicable Law, the Administrator has the exclusive power, authority and sole discretion to:

(a)    Designate Eligible Individuals to receive Awards;

(b)    Determine the type or types of Awards to be granted to each Eligible Individual (including, without limitation, any Awards granted in tandem with another Award granted pursuant to the Plan);

(c)    Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(d)    Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, purchase price, any Performance Criteria and/or Performance Goals, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and claw-back and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;

(e)    Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f)    Prescribe the form of each Award Agreement, which need not be identical for each Holder;

(g)    Decide all other matters that must be determined in connection with an Award;

(h)    Establish, adopt, or revise any Programs, rules and regulations as it may deem necessary or advisable to administer the Plan;

(i)    Interpret the terms of, and any matter arising pursuant to, the Plan, any Program or any Award Agreement; and

(j)    Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.

11.5    Decisions Binding. The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Program or any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding and conclusive on all persons.

11.6    Delegation of Authority. The Board or Committee may from time to time delegate to a committee of one or more Directors or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Article 11; provided, however, that in no event shall an officer of the Company be delegated the authority to grant Awards to, or amend Awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, or (b) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under any Organizational Documents and Applicable Law. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation or that are otherwise included in the applicable Organizational Documents, and the Board or Committee, as applicable, may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 11.6 shall serve in such capacity at the pleasure of the Board or the Committee, as applicable, and the Board or the Committee may abolish any committee at any time and re-vest in itself any previously delegated authority.

11.7    Acceleration. Subject to the Organizational Documents, any specific designation in the Plan and Applicable Law, the Administrator has the exclusive power, authority and sole discretion to accelerate, wholly or partially, the vesting or lapse of restrictions (and, if applicable, the Company shall cease to have a right of repurchase) of any Award or portion thereof at any time after the grant of an Award, subject to whatever terms and conditions it selects under Section 12.2.

ARTICLE 12.

MISCELLANEOUS PROVISIONS

12.1    Amendment, Suspension or Termination of the Plan.

(a)    Except as otherwise provided in Section 12.1(b), the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board; provided that, except as provided in Section 10.7 and Section 12.10, no amendment, suspension or termination of the Plan shall, without the consent of the Holder, materially and adversely affect any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides.

(b)    Notwithstanding Section 12.1(a), the Board may not, except as provided in Section 12.2, take any of the following actions without approval of the Company’s stockholders given within twelve (12) months before or after such action: (i) increase the limit imposed in Section 3.1 on the maximum number of Shares which may be issued under the Plan, (ii) reduce the price per share of any outstanding Option or Stock Appreciation Right granted under the Plan or take any action prohibited under Section 11.6, or (iii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award in violation of Section 10.6.

(c)    No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and notwithstanding anything herein to the contrary, in no event may any Award be granted under the Plan after the tenth (10th) anniversary of the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company’s stockholders (such anniversary, the “Expiration Date”). Any Awards that are outstanding on the Expiration Date shall remain in force according to the terms of the Plan, the applicable Program and the applicable Award Agreement.

12.2    Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

(a)    In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of the Company’s stock or the share price of the Company’s stock other than an Equity Restructuring, the Administrator may make equitable adjustments to reflect such change with respect to: (i) the aggregate number and kind of Shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of Shares which may be issued under the Plan); (ii) the number and kind of Shares (or other securities or property) subject to outstanding Awards; (iii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable Performance Criteria and Performance Goals with respect thereto); (iv) the grant or exercise price per share for any outstanding Awards under the Plan; and (v) the number and kind of Shares (or other securities or property) for which automatic grants are subsequently to be made to new and continuing Non-Employee Directors pursuant to any Non-Employee Director Compensation Policy adopted in accordance with Section 4.6.

(b)    In the event of any transaction or event described in Section 12.2(a), a Change in Control, or any unusual or nonrecurring transactions or events affecting the Company, any Affiliate of the Company, or the financial statements of the Company or any Affiliate, or of changes in Applicable Law or Applicable Accounting Standards, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in Applicable Law or Applicable Accounting Standards:

(i)    To provide for the termination of any such Award in exchange for an amount of cash and/or other property with a value equal to the amount that would have been attained upon the exercise of such Award or realization of the Holder’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 12.2 the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Holder’s rights, then such Award may be terminated by the Company without payment);

(ii)    To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and applicable exercise or purchase price, in all cases, as determined by the Administrator;

(iii)    To make adjustments in the number and type of Shares of the Company’s stock (or other securities or property) subject to outstanding Awards, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future;

(iv)    To provide that such Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Program or Award Agreement;

(v)    To replace such Award with other rights or property selected by the Administrator; and/or

(vi)    To provide that the Award cannot vest, be exercised or become payable after such event.

(c)    In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 12.2(a) and 12.2(b):

(i)    The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted (and the adjustments provided under this Section 12.2(c)(i) shall be nondiscretionary and shall be final and binding on the affected Holder and the Company); and/or

(ii)    The Administrator shall make such equitable adjustments, if any, as the Administrator, in its sole discretion, may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of Shares that may be issued under the Plan (including, but not limited to, adjustments of the limitation in Section 3.1 on the maximum number and kind of Shares which may be issued under the Plan).

(d)    The Administrator, in its sole discretion, may include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.

(e)    Unless otherwise determined by the Administrator, no adjustment or action described in this Section 12.2 or in any other provision of the Plan shall be authorized to the extent it would (i) cause the Plan to violate Section 422(b)(1) of the Code, (ii) result in short-swing profits liability under Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 of the Exchange Act, or (iii) cause an Award to fail to be exempt from or comply with Section 409A.

(f)    The existence of the Plan, any Program, any Award Agreement and/or the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(g)     In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the Shares or the share price of the Common Stock including any Equity Restructuring, for reasons of administrative convenience, the Administrator, in its sole discretion, may refuse to permit the exercise of any Award during a period of up to thirty (30) days prior to the consummation of any such transaction.

12.3    Approval of Plan by Stockholders. The Plan shall be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval; provided that such Awards shall not be exercisable, shall not vest and the restrictions thereon shall not lapse and no Shares shall be issued pursuant thereto prior to the time when the Plan is approved by the Company’s stockholders; and provided, further, that if such approval has not been obtained at the end of said twelve (12) month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void.

12.4    No Stockholders Rights. Except as otherwise provided herein or in an applicable Program or Award Agreement, a Holder shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Holder becomes the record owner of such Shares.

12.5    Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Holder may be permitted through the use of such an automated system.

12.6    Effect of Plan upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Affiliate. Nothing in the Plan shall be construed to limit the right of the Company or any Affiliate: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Affiliate, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

12.7    Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Shares and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all Applicable Law (including but not limited to state, federal and foreign securities law and margin requirements), and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all Applicable Law. The Administrator, in its sole discretion, may take whatever actions it deems necessary or appropriate to effect compliance with Applicable Law, including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars. Notwithstanding anything to the contrary herein, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate Applicable Law. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to Applicable Law.

12.8    Titles and Headings, References to Sections of the Code or Exchange Act. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

12.9    Governing Law. The Plan and any Programs and Award Agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof or of any other jurisdiction.

12.10    Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A, the Plan, the Program pursuant to which such Award is granted and the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A. In that regard, to the extent any Award under the Plan or any other compensatory plan or arrangement of the Company or any of its Affiliates is subject to Section 409A, and such Award or other amount is payable on account of a Holder’s Termination of Service (or any similarly defined term), then (a) such Award or amount shall only be paid to the extent such Termination of Service qualifies as a “separation from service” as defined in Section 409A, and (b) if such Award or amount is payable to a “specified employee” as defined in Section 409A then to the extent required in order to avoid a prohibited distribution under Section 409A, such Award or other compensatory payment shall not be payable prior to the earlier of (i) the expiration of the six-month period measured from the date of the Holder’s Termination of Service, or (ii) the date of the Holder’s death.    To the extent applicable, the Plan, the Program and any Award Agreements shall be interpreted in accordance with Section 409A. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A, the Administrator may (but is not obligated to), without a Holder’s consent, adopt such amendments to the Plan and the applicable Program and Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (A) exempt the Award from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (B) comply with the requirements of Section 409A and thereby avoid the application of any penalty taxes under Section 409A. The Company makes no representations or warranties as to the tax treatment of any Award under Section 409A or otherwise. The Company shall have no obligation under this Section 12.10 or otherwise to take any action (whether or not described herein) to avoid the imposition of taxes, penalties or interest under Section 409A with respect to any Award and shall have no liability to any Holder or any other person if any Award, compensation or other benefits under the Plan are determined to constitute non-compliant, “nonqualified deferred compensation” subject to the imposition of taxes, penalties and/or interest under Section 409A.

12.11    Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Holder pursuant to an Award, nothing contained in the Plan or any Program or Award Agreement shall give the Holder any rights that are greater than those of a general creditor of the Company or any Affiliate.

12.12    Indemnification. To the extent permitted under Applicable Law and the Organizational Documents, each member of the Administrator (and each delegate thereof pursuant to Section 11.6) shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan or any Award Agreement and against and from any and all amounts paid by him or her, with the Board’s approval, in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf and, once the Company gives notice of its intent to assume such defense, the Company shall have sole control over such defense with counsel of the Company’s choosing. The foregoing right of indemnification shall not be available to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case not subject to further appeal, determines that the acts or omissions of the person seeking indemnity giving rise to the indemnification claim resulted from such person’s bad faith, fraud or willful criminal act or omission. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Organizational Documents, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

12.13    Relationship to Other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

12.14    Expenses. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

12.15    Section 162(m) Reliance Period. To the maximum extent permitted under Section 162(m) of the Code and Applicable Law, Awards under this Plan shall not be subject to the deduction limit set forth in U.S. Treasury Regulation 1.162-27(b) pursuant to Section 162(m) of the Code and the rules and regulations promulgated thereunder, to the extent such Awards may qualify for any post-public offering reliance period deduction limit exception set forth in U.S. Treasury Regulation 1.162-27(f) (or any successor thereto), and the Plan and Award Agreements shall be interpreted accordingly.

wSCAN TO VIEW MATERIALS & VOTE    SHIFT4 PAYMENTS, INC. 2202 NORTH IRVING STREET ALLENTOWN, PA 18109 VOTE BY INTERNET Before the Meeting—Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 9, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.    During the Meeting—Go to www.virtualshareholdermeeting.com/FOUR2022 You may attend the meeting via the Internet and vote during the meeting. We recommend, however, that you vote before the meeting even if you plan to participate in the meeting, since you can change your vote during the meeting by voting when the polls are open. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Before the Meeting—Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 9, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Before the Meeting—Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.D84123-P73139    For All Except For All Withhold All SHIFT4 PAYMENTS, INC. To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR all of the nominees listed in the following proposal: ! ! ! 1. Election of Directors    Nominees: 01) Nancy Disman 02) Sarah Goldsmith-Grover    The Board of Directors recommends you vote FOR the following proposal: For Against Abstain    ! ! ! 2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.    The Board of Directors recommends you vote 1 YEAR on the following proposal: 3 Years 1 Year 2 Years Abstain    ! ! ! ! 3. Approval, on an advisory (non-binding) basis, as to the frequency of future advisory votes on the compensation of the Company’s named executive officers.    The Board of Directors recommends you vote FOR the following proposal: Abstain Against For    ! ! ! 4. Approval of the Amended and Restated Shift4 Payments, Inc. 2020 Incentive Award Plan.    NOTE: Such other business as may properly come before the meeting or any continuation, adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. D84124-P73139 SHIFT4 PAYMENTS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SHIFT4 PAYMENTS, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 10, 2022 The undersigned stockholder(s) of Shift4 Payments, Inc. hereby appoint(s) Bradley Herring and Jordan Frankel, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse of this proxy card, all of the shares of Class A common stock, Class B common stock, and/or Class C common stock of Shift4 Payments, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 12:00 p.m. Eastern Time on June 10, 2022, via a live webcast at www.virtualshareholdermeeting.com/FOUR2022, and any adjournment, continuation or postponement thereof. Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting of Stockholders by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side